JANUARY 28, 2010
                                                           AMENDED MARCH 1, 2010

PROSPECTUS


TOUCHSTONE INVESTMENT TRUST
                                              CLASS A  CLASS C  CLASS Y  CLASS S
Touchstone Core Bond Fund                      TOBAX    TODCX     - -      - -
Touchstone High Yield Fund                     THYAX    THYCX    THYYX     - -
Touchstone Money Market Fund                   TMMXX     - -      - -     TMSXX
Touchstone Institutional Money Market Fund     TINXX     - -      - -      - -











The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Multiple Classes of Shares are offered in this Prospectus.

TABLE OF CONTENTS                                                          PAGE

CORE BOND FUND SUMMARY.........................................................
HIGH YIELD FUND SUMMARY........................................................
MONEY MARKET FUND SUMMARY......................................................
INSTITUTIONAL MONEY MARKET FUND SUMMARY........................................
INVESTMENT STRATEGIES AND RISKS................................................
THE FUNDS' MANAGEMENT..........................................................
CHOOSING A CLASS OF SHARES.....................................................
DISTRIBUTION ARRANGEMENTS......................................................
INVESTING WITH TOUCHSTONE......................................................
DISTRIBUTIONS AND TAXES........................................................
FINANCIAL HIGHLIGHTS...........................................................

TOUCHSTONE CORE BOND FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the sections entitled "Choosing a Share Class" and "Other Purchase and Redemption Information" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                         Class A      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)          4.75%        None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)             None         1.00%
Wire Redemption Fee                                      Up to $15    Up to $15
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                            0.50%        0.50%
Distribution (12b-1) Fees                                  0.25%        1.00%
Other Expenses                                             0.46%        0.60%
Acquired Fund Fees and Expenses (AFFE)(1)                  0.02%        0.02%
Total Annual Fund Operating Expenses                       1.23%        2.12%
Fee Waiver and/or Expense Reimbursement(2)                 0.31%        0.45%
Total Annual Fund Operating Expenses After Fee
  Waiver and/or Expense Reimbursement                      0.92%        1.67%
--------------------------------------------------------------------------------

(1) The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund's Annual Report dated September 30, 2009 because the Annual Report does not include Acquired Fund Fees and Expenses.


(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.90% and 1.65% for Class A shares and Class C shares, respectively. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               Assuming No
                  Assuming Redemption at End of Period         Redemption
                     Class A        Class C                     Class C
1 Year                $564           $270                        $170
3 Years               $818           $621                        $621
5 Years               $1,090         $1,098                      $1,098
10 Years              $1,867         $2,416                      $2,416
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 277% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund expects to have an average effective maturity of between 5 and 15 years. The Fund invests at least 80% of its total assets in investment-grade debt securities, but may invest up to 20% of its total assets in non-investment grade debt securities rated less than a BBB-/Baa3 rating by Moody's Investors Service, Standard & Poor's Ratings Group or Fitch Ratings. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund may also invest in U.S. dollar denominated foreign debt securities.

In deciding what securities to buy and sell for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund's portfolio. Fort Washington follows a disciplined sector allocation process in order to build a broadly diversified portfolio of bonds.


The Fund may engage in frequent and active trading as part of its principal investment strategy.


THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o If interest rates go up, causing the value of any debt securities held by the Fund to decline

      o Because securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities

      o Because mortgage-related securities and asset-backed securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

      o If the issuer of a security is unable to make timely payments of principal or interest when due

      o Because issuers of non-investment grade debt securities are more likely to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession

      o Because foreign securities may have unique risks and may lose more value than U.S. securities

      o If the analysis used by Fort Washington to select securities does not identify attractive investments

While some of the U.S. Government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligations. Securities backed by the full faith and credit of the U.S. Government include Treasury bills, Treasury notes, Treasury bonds, Government National Mortgage Association ("GNMA") securities and Overseas Private Investment Corporation ("OPIC") securities. Securities backed only by the credit of the government agency issuing the security include securities issued by the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Agricultural Mortgage Corporation ("FMAC"), Student Loan Marketing Association ("SLMA"), Small Business Administration ("SBA") and Tennessee Valley Authority ("TVA").

Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.


Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.


CORE BOND FUND - CLASS A TOTAL RETURNS

[BAR CHART]

2000    2001    2002    2003    2004    2005    2006    2007    2008     2009
9.72%   6.65%   8.74%   3.25%   3.03%   1.58%   3.84%   5.36%   -5.19%   18.02%


Best Quarter: 3rd Quarter 2009 + 7.14%   Worst Quarter: 3rd Quarter 2008 - 2.68%

The performance table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2009, to those of the Barclays Capital U.S. Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009


                                                      1 Year   5 Years  10 Years
CORE BOND FUND - CLASS A
--------------------------------------------------------------------------------
Return Before Taxes                                    12.38%   3.44%     4.84%
Return After Taxes on Distributions                    10.57%   1.81%     3.06%
Return After Taxes on Distributions and
    Sale of Fund Shares                                 7.96%   1.95%     3.06%
Barclays Capital U.S. Aggregate Bond Index              5.93%   4.97%     6.33%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------
CORE BOND FUND - CLASS C
--------------------------------------------------------------------------------
Return Before Taxes                                    17.12%   3.66%     4.49%
Barclays Capital U.S. Aggregate Bond Index              5.93%   4.97%     6.33%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------


INVESTMENT ADVISOR                    INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.             Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGER(S)


Timothy J. Policinski, CFA
Managing Director and Senior Portfolio Manager
Managing Director and Senior Portfolio Manager since 2005
Managing Fund since 2001

Daniel J. Carter, CFA
Assistant Vice President and Portfolio Manager
Assistant Vice President and Portfolio Manager since 2007
Managing Fund since 2001


BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                       Initial        Additional
                                                      Investment      Investment
-------------------------------------------------------------------------------
Regular Account                                     $      2,500    $        50
Retirement Account or Custodial Account under
  the Uniform Gifts/Transfers to Minors Act         $      1,000    $        50
Investments through the Automatic Investment Plan   $        100    $        50
-------------------------------------------------------------------------------


You may buy and sell shares in the Fund on a day when either the bond market or the New York Stock Exchange is open for trading (bond market closing information is provided by the Securities Industry and Financial Markets Association at www.sifma.org). You may purchase and sell shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial institution (such as a bank), the Fund and its related companies may pay the financial institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial institution's web site for more information.

TOUCHSTONE HIGH YIELD FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone High Yield Fund seeks to achieve a high level of income as its main goal. Capital appreciation is a secondary consideration.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the sections entitled "Choosing a Share Class" and "Other Purchase and Redemption Information" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                    Class A   Class C   Class Y
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)    4.75%      None      None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)       None       1.00%     None
Wire Redemption Fee                                Up to $15  Up to $15   None
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
Management Fees(1)                                   0.59%      0.59%     0.59%
Distribution and/or Shareholder Services Fees        0.25%      1.00%     None
Other Expenses                                       0.54%      0.52%     0.78%
Acquired Fund Fees and Expenses (AFFE)(2)            0.01%      0.01%     0.01%
Total Annual Fund Operating Expenses                 1.39%      2.12%     1.38%
Fee Waiver and/or Expense Reimbursement(3)           0.33%      0.31%     0.57%
Total Annual Fund Operating Expenses After Fee
  Waiver and/or Expense Reimbursement                1.06%      1.81%     0.81%
--------------------------------------------------------------------------------

(1) "Management Fees" have been restated to reflect that the Board of Trustees approved a change to the Fund's advisory fee schedule effective September 1, 2009.

(2) The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund's Annual Report dated September 30, 2009 because the Annual Report does not include Acquired Fund Fees and Expenses.

(3) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.05%, 1.80% and 0.80% for Class A shares, Class C shares and Class Y shares, respectively. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                 Assuming No
                        Assuming Redemption at End of Period     Redemption
                         Class A     Class C     Class Y           Class C
1 Year                    $578         $284        $83              $184
3 Years                   $863         $634        $381             $634
5 Years                   $1,169       $1,111      $701             $1,111
10 Years                  $2,037       $2,427      $1,608           $2,427
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in non-investment grade debt securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund expects to have an average maturity of between 6 and 10 years, but it may vary to between 4 and 12 years.

In selecting securities for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington") analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, the Sub-Advisor implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The next step is to apply a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund's portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund's portfolio.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o Because issuers of non-investment grade debt securities are more likely than insures of investment grade securities to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession

      o If interest rates go up, causing the value of any debt securities held by the Fund to decline

      o If Fort Washington's security selection process does not identify attractive investments

      o Because securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities

Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.


HIGH YIELD FUND - CLASS A TOTAL RETURNS

[BAR CHART]

2001    2002    2003    2004    2005    2006    2007    2008     2009
5.19%   3.89%   19.54%  9.41%   3.25%   7.38%   2.30%   -25.12%  52.50%


Best Quarter: 2nd Quarter 2009 + 22.23% Worst Quarter: 4th Quarter 2008 - 20.40%

The performance table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2009 to those of the Merrill Lynch High Yield Master Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Class A shares began operations on May 1, 2000, Class C shares began operations on May 23, 2000 and Class Y shares began operations on February 1, 2007. The Class Y shares performance was calculated using the historical performance of the Class A shares for the period from May 1, 2000 through February 1, 2007.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009


                                                                     Since
                                                 1 Year   5 Years  Class Started
--------------------------------------------------------------------------------
HIGH YIELD FUND - CLASS A
Return Before Taxes                               45.28%   4.30%    6.31%
Return After Taxes on Distributions               40.57%   1.32%    3.17%
Return After Taxes on Distributions and
    Sale of Fund Shares                           28.96%   1.87%    3.45%
Merrill Lynch High Yield Master Index             56.28%   6.22%    7.21%
(reflects no deductions for fees, expenses
    or taxes)
--------------------------------------------------------------------------------
HIGH YIELD FUND - CLASS C
--------------------------------------------------------------------------------
Return Before Taxes                               51.50%   4.55%    6.13%
Merrill Lynch High Yield Master Index             56.28%   6.22%    7.68%
(reflects no deductions for fees, expenses
   or taxes)
--------------------------------------------------------------------------------
HIGH YIELD FUND - CLASS Y
--------------------------------------------------------------------------------
Return Before Taxes                               53.02%   5.55%    6.97%
Merrill Lynch High Yield Master Index             56.28%   6.22%    7.21%
(reflects no deductions for fees, expenses
    or taxes)
--------------------------------------------------------------------------------



INVESTMENT ADVISOR                     INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.              Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGER(S)


Brendan M. White, CFA
Managing Director and Senior Portfolio Manager
Managing Director and Senior Portfolio Manager since 2005
Managing Fund since 2000


BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------


                                                              CLASS A AND CLASS C                CLASS Y
                                                           Initial        Additional      Initial      Additional
                                                          Investment      Investment    Investment     Investment
------------------------------------------------------------------------------------------------------------------
Regular Account                                          $     2,500     $        50    $   2,500        None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act          $     1,000     $        50       None          None
Investments through the Automatic Investment Plan        $       100     $        50       None          None
------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when either the bond market or the New York Stock Exchange is open for trading (bond market closing information is provided by the Securities Industry and Financial Markets Association at www.sifma.org). You may purchase and sell Class A and Class C shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial institution (such as a bank), the Fund and its related companies may pay the financial institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial institution's web site for more information.

TOUCHSTONE MONEY MARKET FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    Class A    Class S
--------------------------------------------------------------------------------
Wire Redemption Fee                                          Up to $15    None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                               0.43%       0.43%
Distribution (12b-1) Fees(1)                                  0.25%       0.35%
Other Expenses                                                0.44%       0.42%
Total Annual Fund Operating Expenses                          1.12%       1.20%
Fee Waiver and/or Expense Reimbursement(2)                    0.27%       0.30%
Total Annual Fund Operating Expenses After Fee
  Waiver and/or Expense Reimbursement(3)                      0.85%       0.90%

(1) "Distribution (12b-1) Fees" for Class S shares have been restated to reflect a decrease in distribution fees effective March 1, 2010.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.85% and 0.90% for Class A shares and Class S shares, respectively. This expense limitation will remain in effect until at least January 27, 2011 (March 1, 2011 for Class S shares) but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

(3) Expenses for Class S shares shown above have been restated to reflect a change in the Fund's contractual fee waiver and will differ from the expenses reflected in the Fund's Annual Report for the fiscal year ended September 30, 2009.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             Class A            Class S

1 Year                                        $87                $92
3 Years                                       $329               $351
5 Years                                       $591               $631
10 Years                                      $1,339             $1,428
--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in U.S. Government securities and high-quality money market instruments rated in the top two rating categories. The Fund's investments may include:

      o Bank obligations, including certificates of deposit, bankers' acceptances and time deposits

      o U.S. Government securities issued directly by the U.S. Treasury or by agencies of the U.S. Government

      o     Short-term corporate debt securities

      o     Short-term municipal securities

      o     Variable and floating rate securities

      o     Repurchase agreements

The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases only United States dollar-denominated securities with maturities of 397 days or less. The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 designed to help it maintain a constant share price of $1.00 per share.

THE KEY RISKS

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the U.S. Treasury or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

A sudden deterioration in the financial condition of an issuer of a security or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. Adverse developments affecting banks could have a negative effect on the value of the Fund's portfolio securities. This could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Fund may invest. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time during which the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

The Fund's yield may decrease:

      o     If interest rates decrease

      o If issuers are unable to make timely payments of interest or principal

While some of the U.S. Government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligations. Securities backed by the full faith and credit of the U.S. Government include Treasury bills, Treasury notes, Treasury bonds, Government National Mortgage Association ("GNMA") securities and Overseas Private Investment Corporation ("OPIC") securities. Securities backed only by the credit of the government agency issuing the security include securities issued by the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Agricultural Mortgage Corporation ("FMAC"), Student Loan Marketing Association ("SLMA"), Small Business Administration ("SBA") and Tennessee Valley Authority ("TVA").

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Money Market Fund. This bar chart shows changes in performance of the Fund's Class A shares for each of the last 10 calendar years. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.


MONEY MARKET FUND - CLASS A TOTAL RETURNS


[BAR CHART]

2000    2001    2002    2003    2004    2005    2006    2007    2008     2009
6.04%   3.95%   1.80%   0.74%   0.90%   2.65%   4.38%   4.62%   2.94%    0.63%


Best Quarter: 4th Quarter 2000 + 1.55%   Worst Quarter: 4th Quarter 2009 + 0.00%


AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009


                                         1 Year     5 Years        10 Years
--------------------------------------------------------------------------------
MONEY MARKET FUND - CLASS A SHARES       0.63%      3.04%          2.85%
--------------------------------------------------------------------------------

                                                                  Since Class
                                         1 Year     5 Years   Started (02/03/03)
--------------------------------------------------------------------------------
MONEY MARKET FUND - CLASS S SHARES       0.44%      2.75%          2.12%
--------------------------------------------------------------------------------


INVESTMENT ADVISOR                     INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.              Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGER(S)

John J. Goetz, CFA
Vice President and Senior Portfolio Manager
Vice President and Senior Portfolio Manager since 2000
Managing Fund since 1995

Jay M. Devine
Portfolio Manager
Portfolio Manager since 2001
Managing Fund since 2001

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                            CLASS A                   CLASS S
                                                    Initial       Additional     Initial       Additional
                                                    Investment    Investment    Investment     Investment
---------------------------------------------------------------------------------------------------------
Regular Account                                      $   2,500     $     50      None           None
Retirement Account or Custodial Account under
  the Uniform Gifts/Transfers to Minors Act          $   1,000     $     50      Not Available
Investments through the Automatic Investment Plan    $     100     $     50      Not Available
----------------------------------------------------------------------------------------------------------



You may buy and sell shares in the Fund on a day when either the bond market or the New York Stock Exchange is open for trading (bond market closing information is provided by the Securities Industry and Financial Markets Association at www.sifma.org). You may purchase and sell Class A shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. Class S shares are available only through broker-dealers and financial institutions with selling agreements with Touchstone. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial institution (such as a bank), the Fund and its related companies may pay the financial institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial institution's web site for more information.

TOUCHSTONE INSTITUTIONAL MONEY MARKET FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Institutional Money Market Fund seeks high current income, consistent with the protection of capital. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                      None
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                                       0.20%
Distribution (12b-1) Fees                                             0.00%
Other Expenses                                                        0.28%
Total Annual Fund Operating Expenses                                  0.48%
Fee Waiver and/or Expense Reimbursement(1)                            0.28%
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement                                   0.20%
--------------------------------------------------------------------------------


(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.20%. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year    $20    3 Years    $126    5 Years    $241    10 Years    $577
--------------------------------------------------------------------------------


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in U.S. Government securities and high-quality money market instruments rated in the top two rating categories. The Fund's investments may include:

      o Bank obligations, including certificates of deposit, bankers' acceptances and time deposits

      o U.S. Government securities issued directly by the U.S. Treasury or by agencies of the U.S. Government

      o     Short-term corporate debt securities

      o     Short-term municipal securities

      o     Variable and floating rate securities

      o     Repurchase agreements

The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases only United States dollar-denominated securities with maturities of 397 days or less. The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 designed to help it maintain a constant share price of $1.00 per share.

THE KEY RISKS

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the U.S. Treasury or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

A sudden deterioration in the financial condition of an issuer of a security or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. Adverse developments affecting banks could have a negative effect on the value of the Fund's portfolio securities. This could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Fund may invest. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time during which the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

The Fund's yield may decrease

      o     If interest rates decrease

      o If issuers are unable to make timely payments of interest or principal

While some of the U.S. Government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligations. Securities backed by the full faith and credit of the U.S. Government include Treasury bills, Treasury notes, Treasury bonds, Government National Mortgage Association ("GNMA") securities and Overseas Private Investment Corporation ("OPIC") securities. Securities backed only by the credit of the government agency issuing the security include securities issued by the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Agricultural Mortgage Corporation ("FMAC"), Student Loan Marketing Association ("SLMA"), Small Business Administration ("SBA") and Tennessee Valley Authority ("TVA").

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance of the Fund's shares for each of the last 10 calendar years. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.


INSTITUTIONAL MONEY MARKET FUND TOTAL RETURNS

[BAR CHART]

2000    2001    2002    2003    2004    2005    2006    2007    2008     2009
6.10%   4.00%   1.55%   0.94%   1.04%   2.98%   4.99%   5.25%   3.42%    1.07%


Best Quarter: 4th Quarter 2000 +1.57%     Worst Quarter: 4th Quarter 2009 +0.12%


AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009


                                             1 Year        5 Years    10 Years
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND                1.07%          3.53%       3.12%
--------------------------------------------------------------------------------


INVESTMENT ADVISOR                    INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.             Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGER(S)

John J. Goetz, CFA
Vice President and Senior Portfolio Manager
Vice President and Senior Portfolio Manager since 2000
Managing Fund since 1988

Jay M. Devine
Portfolio Manager
Portfolio Manager since 2001
Managing Fund since 2001

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                  Initial           Additional
                                 Investment         Investment
--------------------------------------------------------------------------------
Regular Account                 $   500,000       $          0
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when either the bond market or the New York Stock Exchange is open for trading (bond market closing information is provided by the Securities Industry and Financial Markets Association at www.sifma.org). You may purchase and sell shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial institution (such as a bank), the Fund and its related companies may pay the financial institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial institution's web site for more information.

INVESTMENT STRATEGIES AND RISKS

CAN A FUND DEPART FROM ITS NORMAL INVESTMENT STRATEGIES?

Each Fund from time to time may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the Sub-Advisor is unable to identify attractive investment opportunities. During these times, a Fund may not achieve its investment goals.

CAN A FUND CHANGE ITS INVESTMENT GOALS WITHOUT SHAREHOLDER APPROVAL?

Each Fund (except the Money Market Fund) may change its investment goal by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect.

DO THE FUNDS HAVE OTHER INVESTMENT STRATEGIES, IN ADDITION TO THEIR PRINCIPAL INVESTMENT STRATEGIES?

CORE BOND FUND. The Fund may also invest in:

      o     Preferred stocks

      o Debt securities denominated by foreign currencies (up to 20% of total assets)

      o Debt securities of emerging market countries (up to 10% of total assets)

      o     To-Be-Announced Securities

      o     Other investment companies

HIGH YIELD FUND. The Fund may also invest in:

      o Securities of foreign companies (up to 15% of total assets), but only up to 5% of its total assets in securities of foreign companies that are denominated in a currency other than the U.S. dollar

      o Debt securities of emerging market countries (up to 10% of total assets)

      o Mortgage-related securities, To-Be-Announced Securities and other types of loans and loan participations

      o     U.S. Government securities and securities of foreign governments

      o     Preferred stocks

      o     Other investment companies


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS - this section describes the various investments the Funds can invest in according to their investment strategies.


MONEY MARKET INSTRUMENTS include:

      o     Bank obligations

      o     Short-term corporate debt securities

      o     Short-term municipal securities

      o     Variable and floating rate securities

      o     Repurchase agreements

BANK OBLIGATIONS include:

      o Certificates of deposit, which are issued by banks in exchange for the deposit of funds and have penalties for early withdrawal

      o Bankers' acceptances, which are bills of exchange used by corporations to finance the shipment and storage of goods and to furnish dollar exchange

      o Time deposits, which are deposits in a bank that earn a specified interest rate over a given period of time

REPURCHASE AGREEMENTS are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than 7 days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

U.S. GOVERNMENT SECURITIES include:

      o Securities issued directly by the U.S. Treasury such as Treasury bills, notes and bonds

      o Securities issued by agencies or instrumentalities of the U.S. Government, such as the GNMA, FNMA, FHLMC, FGLMC, SLMA, SBA, TVA and OPIC

      o     U.S. Treasuries issued without interest coupons ("STRIPS")

      o Inflation-indexed bonds issued by the U.S. Treasury which have their principal value periodically adjusted to the rate of inflation

Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, meaning that payment of principal and interest is guaranteed by the U.S. Government. Other U.S. Government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury. Securities backed by the full faith and credit of the U.S. Government include Treasury bills, Treasury notes, Treasury bonds, GNMA securities and OPIC securities. Securities backed only by the credit of the government agency issuing the security include securities issued by the FNMA, FHLMC, FGLMC, SLMA, SBA and TVA.

U.S. Government securities also include securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the United States, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.

CORPORATE DEBT SECURITIES are obligations of a corporation to pay interest and repay principal. Corporate debt securities include commercial paper, notes and bonds.

MUNICIPAL SECURITIES are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions. The two types of municipal securities are general obligation bonds and revenue bonds. General obligation bonds are secured by the issuer's full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

VARIABLE AND FLOATING RATE SECURITIES are securities with interest rates that are adjusted when a specific interest rate index changes (floating rate securities) or on a schedule (variable rate securities).

INVESTMENT GRADE DEBT SECURITIES are generally rated BBB- or better by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch") or Baa3 or better by Moody's Investors Service, Inc. ("Moody's").

NON-INVESTMENT GRADE DEBT SECURITIES are higher risk, lower quality securities, often referred to as "junk bonds" and are considered speculative. They are rated below BBB- by S&P and Fitch or below Baa3 by Moody's.

ASSET-BACKED SECURITIES represent groups of other assets, for example, credit card receivables that are combined or pooled for sale to investors.

MORTGAGE-RELATED SECURITIES represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by agencies of the U.S. Government such as the GNMA, FNMA and FHLMC. Securities backed by the FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government, but are backed only by the credit of the government agency issuing the security. Securities issued by GNMA are backed by the full faith and credit of the U.S. Government.

The loans may also be grouped together by private issuers such as:

      o     Commercial banks

      o     Savings and loan institutions

      o     Mortgage bankers

      o     Private mortgage insurance companies

Mortgage-related securities include Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). CMOs and REMICs are types of mortgage-related securities that provide an investor with a specified interest in the cash flow from a pool of mortgage loans or other mortgage-backed securities. CMOs and REMICs are issued in 2 or more classes with varying maturity dates and interest rates. A REMIC is a private entity formed to hold a fixed pool of mortgages secured by an interest in real property. A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code.

TO-BE-ANNOUNCED SECURITIES are paid for and delivered within 15 to 45 days from their date of purchase. In a to-be-announced transaction, the parties to the transaction commit to purchasing or selling securities before all the specific information, particularly the face amount of the securities, is known. If a Fund invests in to-be-announced securities, it will maintain a segregated account of, or otherwise earmark, cash or liquid securities to pay for its to-be-announced securities and this account will be valued daily in order to account for market fluctuations in the value of its to-be-announced commitments.

OTHER INVESTMENT COMPANIES. A Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Touchstone Advisors has received an exemptive order from the SEC that permits each of the Core Bond Fund and High Yield Fund to invest up to 25% of its uninvested cash or cash collateral in one or more affiliated money market funds, subject to that Fund's investment limitations and certain other conditions contained in the exemptive order.

FOREIGN COMPANIES are companies that meet all of the following criteria:

      o     They are organized under the laws of a foreign country

      o     They maintain their principal place of business in a foreign country

      o The principal trading market for their securities is located in a foreign country

      o They derive at least 50% of their revenues or profits from operations in foreign countries

      o     They have at least 50% of their assets located in foreign countries

EMERGING MARKET COUNTRIES are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meet one or more of the following criteria:

      o     It is organized under the laws of an emerging market country.

      o It maintains its principal place of business in an emerging market country.

      o The principal trading market for its securities is located in an emerging market country.

      o It derives at least 50% of its revenues or profits from operations within emerging market countries.

      o It has at least 50% of its assets located in emerging market countries.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

INTEREST RATE RISK (ALL FUNDS). Each of the Core Bond Fund and the High Yield Fund is subject to the risk that the market value of its portfolio securities will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

The yield of the Money Market Funds will vary from day to day due to changes in interest rates. Generally, Money Market Funds' yield will increase when interest rates increase and will decrease when interest rates decrease.

      o MORTGAGE-RELATED SECURITIES (CORE BOND FUND). Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by a Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at lower interest rates than the original investment, lowering a Fund's yield. Mortgage-related securities may be less likely than other debt securities to increase in value during periods of falling interest rates.

CREDIT RISK (ALL FUNDS). The securities in a Fund's portfolio are subject to the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. Securities in the lowest category of investment grade may have some risky characteristics and changes in economic conditions may be more likely to cause issuers of these securities to be unable to make payments.

      o     NON-INVESTMENT GRADE DEBT SECURITIES (HIGH YIELD FUND AND CORE BOND
            FUND). Non-investment grade debt securities are sometimes referred to as "junk bonds" and may be very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade debt securities can also be more difficult to sell for good value.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUNDS?

FOREIGN RISK (HIGH YIELD FUND AND CORE BOND FUND). Investing in foreign debt securities poses unique risks such as market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, debt securities of foreign markets have had more frequent and larger price changes than those of U.S. markets.

      o EMERGING MARKET COUNTRIES (CORE BOND FUND AND HIGH YIELD FUND). Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems that may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

MARKET DISRUPTION RISK. The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisor will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment goals, but there can be no assurance that it will be successful in doing so.


WHERE CAN I FIND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS DISCLOSURE POLICIES?


A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the Statement of Additional Information ("SAI") and can also be found on the Funds' website at www.TouchstoneInvestments.com.

THE FUNDS' MANAGEMENT

INVESTMENT ADVISOR

TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS" OR THE "ADVISOR") 303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202-4203


Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2009, Touchstone Advisors had approximately $5.7 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

      o     Level of knowledge and skill

      o     Performance as compared to its peers or benchmark

      o     Consistency of performance over 5 years or more

      o     Level of compliance with investment rules and strategies

      o     Employees, facilities and financial strength

      o     Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its Sub-Advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.


Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the Sub-Advisor, custodian, transfer agent, sub-administrative agent or other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended September 30, 2009 and is net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to the Sub-Advisor from its advisory fee.

NAME OF FUND                                ANNUAL FEE RATE

Core Bond Fund                              0.50% of average daily net assets
High Yield Fund(1)                          0.59% of average daily net assets
Money Market Fund                           0.43% of average daily net assets
Institutional Money Market Fund             0.16% of average daily net assets
--------------------------------------------------------------------------------


(1) The Board of Trustees approved a change to the High Yield Fund's advisory fee schedule effective September 1, 2009. Under the previous fee schedule, the Fund paid 0.60% of the first $100 million of average net assets, 0.55% of the next $100 million of average net assets, 0.50% of the next $100 million of average net assets and 0.45% on assets over $300 million. Under the amended fee schedule, the Fund pays a fee of 0.60% of the first $50 million of average net assets, 0.50% of the next $250 million of average net assets and 0.45% on assets over $300 million.

CONTRACTUAL FEE WAIVER AGREEMENT

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Funds' total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940
Act) limited. The contractual limits set forth below have been adjusted to include the effect of Rule 12b-1 fees. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until January 27, 2011. (March 1, 2011 for the Money Market Fund Class S shares).



Core Bond Fund Class A                                         0.90%
Core Bond Fund Class C                                         1.65%
High Yield Fund Class A                                        1.05%
High Yield Fund Class C                                        1.80%
High Yield Fund Class Y                                        0.80%
Money Market Fund Class A                                      0.85%
Money Market Fund Class S                                      0.90%
Institutional Money Market Fund                                0.20%


ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's March 31, 2010 Semiannual Report.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund's Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

SUB-ADVISOR

FORT WASHINGTON INVESTMENT ADVISORS, INC. (THE "SUB-ADVISOR" OR "FORT WASHINGTON") 303 BROADWAY, SUITE 1200, CINCINNATI, OH 45202-4203

Fort Washington has been a registered investment advisor since 1990 and provides investment advisory services to individuals, institutions, mutual funds and variable annuity products. Fort Washington makes the daily decisions regarding buying and selling specific securities for each Fund, according to the Fund's investment goals and strategies.


CORE BOND FUND. Timothy J. Policinski, CFA, is the primary manager and Daniel J. Carter, CFA, is the secondary manager of the Core Bond Fund. Mr. Policinski is a Managing Director and Senior Portfolio Manager. He has worked at Fort Washington since 2001 and has managed the Fund since then. Mr. Policinski has over 20 years of fixed-income management experience. Daniel J. Carter began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007. He has managed the Fund since September 2001.

HIGH YIELD FUND. Brendan M. White, CFA, is primarily responsible for managing the High Yield Fund and has managed the Fund since its inception. Mr. White is a Managing Director and Senior Portfolio Manager and has worked at Fort Washington since 1993.


MONEY MARKET FUNDS. John J. Goetz, CFA, is the primary manager and Jay M. Devine is the secondary manager of the Money Market Funds. Mr. Goetz has managed the Money Market Funds since their inception. Mr. Goetz has been a Vice President and Senior Portfolio Manager of Fort Washington since 2000. He was employed by the Trust's previous investment advisor from 1981 until 2000. Jay M. Devine has been managing the Money Market Funds since September 2001. Mr. Devine began working at Fort Washington in July 2000 as a Money Market Analyst and was named Portfolio Manager in September 2001.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed and ownership of securities in their managed Funds.

CHOOSING A CLASS OF SHARES

SHARE CLASS OFFERINGS. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES - CORE BOND FUND AND HIGH YIELD FUND

The offering price of Class A shares of the High Yield Fund and Core Bond Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

CLASS A SALES CHARGE. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                     Sales Charge as %    Sales Charge as % of
Amount of Your Investment            of Offering Price    Net Amount Invested
--------------------------------------------------------------------------------
Under $50,000                               4.75%         4.99%
$50,000 but less than $100,000              4.50%         4.71%
$100,000 but less than $250,000             3.50%         3.63%
$250,000 but less than $500,000             2.95%         3.04%
$500,000 but less than $1 million           2.25%         2.30%
$1 million or more                          0.00%         0.00%
--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of the High Yield Fund and Core Bond Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone") to a participating unaffiliated dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through authorized processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are purchasing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.


      o Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.


* Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of the High Yield Fund and Core Bond Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of
Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o IRA accounts, including Traditional, Roth, SEP, SIMPLE and 403(b)(7) custodial accounts

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.


OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

CLASS C SHARES - HIGH YIELD FUND AND CORE BOND FUND

BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS OF $1 MILLION OR MORE, A REQUEST TO PURCHASE CLASS C SHARES FOR $1 MILLION OR MORE WILL BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.

Class C shares of the High Yield Fund and the Core Bond Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

DISTRIBUTION ARRANGEMENTS

12B-1 DISTRIBUTION PLANS


CORE BOND FUND AND HIGH YIELD FUND. The Core Bond Fund and the High Yield Fund have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (referred to as the "1940 Act") for its Class A and Class C shares. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds may pay an annual fee of up to 0.35% of average daily net assets attributable to Class A shares. However, the current annual 12b-1 fees for Class A shares are limited to up to 0.25% of average daily net assets attributable to that class. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.


MONEY MARKET FUNDS. The Money Market Funds have adopted distribution plans under Rule 12b-1 of the 1940 Act for each class of shares. The Class A shares plan allows the Money Market Fund to pay an annual fee of up to 0.35% of average daily net assets for the sale and distribution of shares. However, the current annual 12b-1 fees are limited to up to 0.25% of average daily net assets of Class A shares of the Money Market Fund. The Class S shares plan allows the Money Market Fund to pay distribution and other fees for the sale and distribution of its Class S shares and for services provided to holders of Class S shares. Under the plan, Class S shares may pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class S shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee). However, the current annual 12b-1 fees for Class S shares are limited to up to 0.35% of average daily net assets attributable to that class. The plan for the Institutional Money Market Fund allows the Fund to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares. The Institutional Money Market Fund does not currently intend to charge any distribution fees. Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

DEALER COMPENSATION

Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

INVESTING WITH TOUCHSTONE

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest.


For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone or through your financial advisor.


Shares of the Institutional Money Market Fund are available directly from Touchstone or through your financial advisor.

Class S shares are available only through broker-dealers and financial institutions with selling agreements with Touchstone.

Class Y shares are available through your financial institution. New purchases of Class Y shares are not available directly from Touchstone. Also, new purchases of Class Y shares may not be available through certain financial intermediaries who do not have appropriate selling agreements in place with Touchstone.

In any event, you must complete an investment application. You may obtain an investment application from Touchstone, your financial institution or your financial advisor, or by visiting our website at touchstoneinvestments.com.

You may purchase shares in the Funds on a day when either the bond market (bond market closing information is provided by the Securities Industry and Financial Markets Association at www.sifma.org) or the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.) Touchstone may change these initial and additional investment minimums at any time.

CLASS Y SHARES "GRANDFATHER" CLAUSE. New purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUNDS

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

BY WIRE (INSTITUTIONAL MONEY MARKET FUND ONLY)

o You may open an account by purchasing shares by wire transfer. Call the Institutional Money Market Fund at 1.800.543.0407 for wire instructions.

o The Institutional Money Market Fund will not process wire purchases until it receives a completed investment application.

o There is no charge from the Institutional Money Market Fund to make a wire purchase. Your bank, financial institution or processing organization may charge a fee for wire purchases.

THROUGH YOUR FINANCIAL INSTITUTION

o You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

o Your financial institution will act as the shareholder of record of your shares.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds' behalf.

o Shares held through a financial institution may be transferred into your name following procedures established by your financial institution and Touchstone.

o Your financial institution may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

BY EXCHANGE

o You may exchange shares of the Funds for shares of the same class of another Touchstone Fund (subject to the applicable sales charge, if any). You may also exchange Class A or Class C shares of the Funds for Class A shares of any Touchstone money market fund, except the Institutional Money Market Fund.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o Class Y shares and the Institutional Money Market Fund are not exchangeable.

o You may exchange Class S shares for Class S shares of another Touchstone money market fund.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

      INDIVIDUAL RETIREMENT PLANS

      o     Traditional Individual Retirement Accounts ("IRAs")

      o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

      o     Spousal IRAs

      o     Roth Individual Retirement Accounts ("Roth IRAs")

      o     Coverdell Education Savings Accounts ("Education IRAs")

      o     Simplified Employee Pension Plans ("SEP IRAs")

      EMPLOYER SPONSORED RETIREMENT PLANS

      o     Defined benefit plans

      o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

      o     457 plans

SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor. For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH PROCESSING ORGANIZATIONS

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) that is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. The Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

PRICING OF PURCHASES

Each Fund's share price (NAV) and public offering price (NAV plus any applicable sales charge) are normally determined every Business Day at 4:00 p.m. ET. We price direct purchases in the Funds based upon the next determined public offering price after your order is received. Direct purchase orders received by Touchstone, financial institutions, or an Authorized Processing Organization, by 4:00 p.m. ET, are processed at that day's NAV or public offering price. Direct purchase orders received by Touchstone, financial institutions, or an Authorized Processing Organization, after 4:00 p.m. ET, are processed at the public offering price or NAV next determined on the following Business Day. It is the responsibility of the financial institution or Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner. If the NYSE closes early or the Bond Market Association recommends that the securities markets close early, the time that your purchase order must be received may be earlier and the Funds' shares may be priced earlier.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o Contact Touchstone, your financial advisor or your financial institution for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

Money Market Fund

o If you or your financial institution notifies Touchstone by 12:30 p.m. ET that you are placing a wire purchase order in the Money Market Fund and send your wire purchase order to Touchstone by the close of the Federal Reserve wire transfer system that day, you will be entitled to receive that day's dividend. If Touchstone does not receive your wire purchase order by the close of the Federal Reserve wire transfer system on the day you place your order, your purchase will be canceled and you will be responsible for any resulting loss or fees incurred by the Money Market Fund. If you did not notify the Fund by 12:30 p.m. ET that you are placing a wire purchase order and the Fund receives your wire purchase order after 12:30 p.m. ET, but before 4:00 p.m. ET, it will be processed at that day's NAV, but dividends will not be earned until the following Business Day. If the Fund receives a wire purchase order after 4:00 p.m. ET, it will be processed at the NAV next determined on the following Business Day and dividends will not be earned until the following Business Day.

Institutional Money Market Fund

o If you notify the Institutional Money Market Fund by 3:30 p.m. ET that you are placing a wire purchase order and send your wire to the Fund before the close of the Federal Reserve wire transfer system that Business Day, you will be entitled to receive that day's dividend. If the Institutional Money Market Fund does not receive your wire by the close of the Federal Reserve wire transfer system on the day you place your order, your purchase will be canceled and you will be responsible for any resulting loss or fees incurred by the Fund. If you did not notify the Fund by 3:30 p.m. ET that you are placing a wire purchase order and the Fund receives your wire purchase order after 3:30 p.m. ET, but before 4:00 p.m. ET, it will be processed at that day's NAV, but dividends will not be earned until the following Business Day. If the Fund receives a wire purchase order after 4:00 p.m. ET, it will be processed at the NAV next determined on the following Business Day and dividends will not be earned until the following Business Day.

BY EXCHANGE

o     You may add to your account by exchanging shares from another Touchstone
      Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Investing in the Funds - By exchange" in this Prospectus.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

SPECIAL TAX CONSIDERATION

You should consult with your tax advisor as to the federal income tax consequences to you upon your transfer of securities to a Fund in exchange for Fund shares.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments of $50 or more in a Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three Business Days after the automatic investment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in the same class of shares of another Touchstone Fund without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in the Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any Business Day. If your request is received by Touchstone, an Authorized Processing Organization, or financial institution in proper form by 4:00 p.m. ET (3:30 p.m. ET for the Institutional Money Market Fund), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated. If the NYSE closes early or the Bond Market Association recommends that the securities markets close early, the time that your sale request must be received may be earlier.

THROUGH TOUCHSTONE - BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.

o You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by 4:00 p.m. ET (3:30 p.m. ET for the Institutional Money Market Fund), the sale of your shares will be processed at the next determined NAV on that Business Day. Otherwise it will occur on the next Business Day.

o The proceeds of sales of shares in the Money Market Fund may be wired to you on the same day of your telephone request, if your request is properly made by 12:30 p.m. ET. The proceeds of sales of shares in the Institutional Money Market Fund may be wired to you on the same day of your telephone request, if your request is properly made by 3:30 p.m. ET.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery) a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

THROUGH TOUCHSTONE - BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (see "Signature Guarantees" in this Prospectus for more information).

THROUGH TOUCHSTONE - BY WIRE

o     Complete the appropriate information on the investment application.

o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.

o You may be charged a fee by the Fund or the Fund's agent for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an Automated Clearing House ("ACH") transaction. Contact Touchstone for more information.

THROUGH TOUCHSTONE - BY CHECK

o You may establish checkwriting privileges in the Money Market Fund and redeem shares by check.

o     There is no fee for writing checks.

o The minimum amount of each check redemption is $100. Checks written for less than the minimum amount may be returned. You may be charged a fee for returned checks.

o Checks will be processed at the NAV on the day the check is presented to the custodian for payment.

o If the amount of your check is more than the value of the shares held in your account, the check will be returned and you may be charged a fee for insufficient funds.

o     Checks cannot be certified.

THROUGH TOUCHSTONE - THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no special fee for this service.

o     There is no minimum amount required for retirement plans.

SPECIAL TAX CONSIDERATION

Systematic withdrawals in the High Yield Fund and the Core Bond Fund may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR, FINANCIAL INSTITUTION OR AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

o Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

o     Your financial institution may charge you a fee for selling your shares.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

SPECIAL TAX CONSIDERATION

Selling your shares in the High Yield Fund and the Core Bond Fund may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CORE BOND FUND AND HIGH YIELD FUND


If you purchase $1 million or more Class A shares of the High Yield Fund or the Core Bond Fund at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares of the High Yield Fund or the Core Bond Fund within 1 year of your purchase, a CDSC of 1.00% will be charged.


The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations, such as from a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. In addition, there are specific risks that apply to investments in high yield securities that may impact the High Yield Fund. These include the risk that a high yield security may be so thinly traded that its price is stale, causing a fund that holds a large position of that security to be a target for market timers. The Core Bond and High Yield Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Core Bond and High Yield Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in Touchstone Funds for their customers through which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, Touchstone Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. Touchstone Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE
DIRECTLY)

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

CORE BOND FUND AND HIGH YIELD FUND. Touchstone will forward the proceeds of your sale to you (or to your financial advisor or Authorized Processing Organization) within 7 days (normally within 3 Business Days) after receipt of a proper request.

MONEY MARKET FUNDS. Touchstone will forward the proceeds of your sale to you (or to your financial advisor, financial institution or Authorized Processing Organization) within 3 Business Days (normally within 1 Business Day) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS, FINANCIAL INSTITUTIONS AND AUTHORIZED PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor, financial institution or Authorized Processing Organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, financial institution or Authorized Processing Organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.


REINSTATEMENT PRIVILEGE (CLASS A AND CLASS C SHARES ONLY). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

SPECIAL TAX CONSIDERATION

You should contact your tax advisor if you use the Reinstatement Privilege

LOW ACCOUNT BALANCES (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o When the NYSE or bond market is closed on days other than customary weekends and holidays

o     When trading on the NYSE or bond market is restricted

o     During any other time when the SEC, by order, permits

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax on the amount by which the fair market value of the securities sold exceeds the basis of the Fund shares redeemed. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

PRICING OF FUND SHARES

Each Fund calculates its share price (NAV) by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price (NAV plus a sales charge, if applicable) determined after Touchstone, financial institution or an Authorized Processing Organization receives your purchase or sale order in proper form. Each Fund's NAV is normally determined at 4:00 p.m. ET every Business Day. If the NYSE closes early or the Bond Market Association recommends that the securities markets close early, the Funds' shares may be priced earlier.

CORE BOND FUND AND HIGH YIELD FUND. The value of the securities held by the Core Bond Fund and the High Yield Fund is determined as follows: (1) Securities that have readily available market quotations are priced according to the most recent bid price quoted by 1 or more of the major market makers; (2) Securities that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

MONEY MARKET FUNDS. The Money Market Funds seek to maintain a constant share price of $1.00 per share by valuing investments on an amortized cost basis. Under the amortized cost method of valuation, the Funds maintain a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of 397 days or less and invests only in securities that meet its quality standards and present minimal credit risks. The Funds' obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than at market value. This method is designed to enable the Funds to maintain a stable NAV per share. However, there is no assurance that the Fund will be able to do so.

DISTRIBUTION AND TAXES

SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation and the impact an investment in a Fund will have on your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when dividends are distributed and paid by each Fund:

                                      Dividends Distributed      Dividends Paid
-------------------------------------------------------------------------------
Core Bond Fund                              Monthly                 Monthly
High Yield Fund                             Monthly                 Monthly
Money Market Fund                           Daily                   Monthly
Institutional Money Market Fund             Daily                   Monthly
-------------------------------------------------------------------------------

Distributions of any capital gains earned by a Fund will be made at least annually. If you own shares on a Fund's distribution record date, you will be entitled to receive the distribution. You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution, you must contact it to elect cash payment.

TAX INFORMATION

GENERAL. The Funds intend to qualify annually to be treated as regulated investment companies under the Code. As such, each Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year a Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.

DISTRIBUTIONS. Each Fund will make dividends and distributions that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether you reinvest such dividends and distributions in additional shares of the Fund or choose to receive cash. It is not expected that any of the Funds' distributions will qualify for the reduced qualified dividend income rate since the Funds' dividends are derived from interest. Some or all of a Fund's distributions from investments in U.S. Government securities may be exempt from state taxes.

ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gain rate 15% (0% for individuals in lower tax brackets).

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. Through the end of 2010, the maximum individual tax rate on net long-term capital gains is 15%.

SALE OR EXCHANGE OF SHARES. With respect to the Money Market Fund, you will not recognize any gain or loss on the sale (redemption) or exchange of its shares so long as it maintains a stable price of $1.00 a share. In all other events, it is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of a Fund as a capital asset, which capital gain will be long-term or short-term depending on how long you have held the shares of such Fund.

SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares in one Fund for shares of another Fund is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

THIS SECTION IS ONLY A SUMMARY OF SOME IMPORTANT INCOME TAX CONSIDERATIONS THAT MAY AFFECT YOUR INVESTMENT IN THE FUNDS. MORE INFORMATION REGARDING THESE CONSIDERATIONS IS INCLUDED IN OUR SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE EFFECTS OF AN INVESTMENT IN THE FUNDS ON YOUR TAX SITUATION.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the 2009 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into the SAI.


CORE BOND FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                            Year ended     Year ended    Year ended      Year ended     Year ended
                                                             September     September      September      September      September
                                                             30, 2009       30, 2008      30, 2007        30, 2006       30, 2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          $ 9.01        $ 9.67         $ 9.66          $ 9.79         $ 9.98
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                     0.41          0.46           0.43            0.41           0.34
     Net realized and unrealized gains (losses)                0.80         (0.66)          0.01           (0.12)         (0.14)
       on investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.21         (0.20)          0.44            0.29           0.20
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
     Dividends from net investment income                     (0.41)        (0.46)         (0.43)          (0.41)         (0.36)
     Distributions in excess of net investment income         (0.05)          --             --            (0.01)         (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.46)        (0.46)         (0.43)          (0.42)         (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                $ 9.76        $ 9.01         $ 9.67          $ 9.66         $ 9.79
-----------------------------------------------------------=========================================================================
Total return(A)                                               13.92%        (2.19%)         4.66%          3.08%          2.01%
-----------------------------------------------------------=========================================================================
Net assets at end of year (000s)                             $ 36,096      $ 46,713       $ 56,735        $ 57,009       $ 59,034
-----------------------------------------------------------=========================================================================
Ratio of net expenses to average net assets                    0.90%         0.90%          0.90%          0.90%          0.90%
Ratio of net investment income to average net                  4.58%         4.77%          4.39%          4.24%          3.44%
assets
Portfolio turnover rate                                         277%          184%           293%           237%           130%

(A)   Total returns shown exclude the effect of applicable sales loads.

CORE BOND FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                            Year ended     Year ended    Year ended      Year ended     Year ended
                                                             September     September      September      September      September
                                                             30, 2009       30, 2008      30, 2007        30, 2006       30, 2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          $ 8.53        $ 9.18         $ 9.19          $ 9.29         $ 9.46
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                     0.34          0.36           0.34            0.31           0.25
     Net realized and unrealized gains (losses)                0.73         (0.62)          0.01           (0.10)         (0.14)
       on investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.07         (0.26)          0.35            0.21           0.11
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
     Dividends from net investment income                     (0.34)        (0.39)         (0.34)          (0.31)         (0.25)
     Distributions in excess of net investment income         (0.05)       (0.00)(B)       (0.02)         0.00(B)         (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.39)        (0.39)         (0.36)          (0.31)         (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                $ 9.21        $ 8.53         $ 9.18          $ 9.19         $ 9.29
-----------------------------------------------------------=========================================================================
Total return(A)                                               13.07%        (2.93%)         3.87%          2.35%          1.19%
-----------------------------------------------------------=========================================================================
Net assets at end of year (000s)                             $ 5,867        $ 3,255        $ 2,036        $ 2,165        $ 1,743
-----------------------------------------------------------=========================================================================
Ratio of net expenses to average net assets                   1.65%          1.65%          1.65%          1.65%          1.65%
Ratio of net investment income to average net                 3.81%          4.03%          3.65%          3.50%          2.68%
assets
Portfolio turnover rate                                        277%           184%           293%           237%           130%


(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Amount rounds to less than $0.005.

HIGH YIELD FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                            Year ended     Year ended    Year ended      Year ended     Year ended
                                                             September     September      September      September      September
                                                             30, 2009       30, 2008      30, 2007        30, 2006       30, 2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          $ 7.85        $ 9.17         $ 9.31          $ 9.60         $ 9.79
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                     0.73          0.74           0.67            0.66           0.67
     Net realized and unrealized gains (losses)                0.34         (1.28)         (0.06)          (0.24)         (0.12)
       on investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.07         (0.54)          0.61            0.42           0.55
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
     Dividends from net investment income                     (0.73)        (0.74)         (0.67)          (0.66)         (0.67)
     Distributions from net realized gains                      --          (0.04)         (0.08)          (0.05)         (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.73)        (0.78)         (0.75)          (0.71)         (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                $ 8.19        $ 7.85         $ 9.17          $ 9.31         $ 9.60
-----------------------------------------------------------=========================================================================
Total return(A)                                               16.06%        (6.33%)         6.69%          4.61%          5.78%
-----------------------------------------------------------=========================================================================
Net assets at end of year (000s)                             $ 59,392      $ 57,020       $ 83,996        $ 76,754       $ 73,120
-----------------------------------------------------------=========================================================================
Ratio of net expenses to average net assets                   1.05%          1.05%          1.05%          1.05%          1.05%
Ratio of net investment income to average net                 10.58%         8.31%          7.17%          7.01%          6.84%
assets
Portfolio turnover rate                                        60%            28%            37%            39%            39%

(A)   Total returns shown exclude the effect of applicable sales loads.

HIGH YIELD FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                            Year ended     Year ended    Year ended      Year ended     Year ended
                                                             September     September      September      September      September
                                                             30, 2009       30, 2008      30, 2007        30, 2006       30, 2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          $ 7.84        $ 9.16         $ 9.31          $ 9.59         $ 9.79
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                     0.65          0.68           0.61            0.60           0.60
     Net realized and unrealized gains (losses)                0.37         (1.29)         (0.08)          (0.24)         (0.13)
       on investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.02         (0.61)          0.53            0.36           0.47
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
     Dividends from net investment income                     (0.68)        (0.67)         (0.60)          (0.59)         (0.60)
     Distributions from net realized gains                      --          (0.04)         (0.08)          (0.05)         (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.68)        (0.71)         (0.68)          (0.64)         (0.67)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                $ 8.18        $ 7.84         $ 9.16          $ 9.31         $ 9.59
-----------------------------------------------------------=========================================================================
Total return(A)                                               15.24%        (7.03%)         5.81%          3.94%          4.92%
-----------------------------------------------------------=========================================================================
Net assets at end of year (000s)                             $ 18,423       $ 4,569        $ 7,218        $ 9,087        $ 12,030
-----------------------------------------------------------=========================================================================
Ratio of net expenses to average net assets                   1.80%          1.80%          1.80%          1.80%          1.80%
Ratio of net investment income to average net                 9.46%          7.54%          6.41%          6.25%          6.09%
assets
Portfolio turnover rate                                        60%            28%            37%            39%            39%


(A) Total returns shown exclude the effect of applicable sales loads.

HIGH YIELD FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                   Period
                                                   Year ended     Year ended       ended
                                                    September     September      September
                                                    30, 2009       30, 2008     30, 2007(A)
---------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $ 7.86        $ 9.18         $ 9.43
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                            0.66          0.75           0.50
     Net realized and unrealized gains (losses)       0.50         (1.27)         (0.31)
       on investments
---------------------------------------------------------------------------------------------
Total from investment operations                      1.16         (0.52)          0.19
---------------------------------------------------------------------------------------------
Less distributions
     Dividends from net investment income            (0.68)        (0.76)         (0.44)
     Distributions from net realized gains             --          (0.04)           --
---------------------------------------------------------------------------------------------
Total distributions                                  (0.68)        (0.80)         (0.44)
---------------------------------------------------------------------------------------------
Net asset value at end of year                       $ 8.34        $ 7.86         $ 9.18
--------------------------------------------------===========================================
Total return                                         16.92%        (6.07%)       2.09%(B)
--------------------------------------------------===========================================
Net assets at end of year (000s)                    $ 3,130         $ 866          $ 473
--------------------------------------------------===========================================
Ratio of net expenses to average net assets          0.80%          0.80%        0.80%(C)
Ratio of net investment income to average net        9.95%          8.74%        7.49%(C)
assets
Portfolio turnover rate                               60%            28%            37%

(A) Represents the period from commencement of operations (February 1, 2007) through September 30, 2007.

(B)   Not annualized.

(C)   Annualized.

INSTITUTIONAL MONEY MARKET FUND
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                            Year ended     Year ended    Year ended      Year ended     Year ended
                                                             September     September      September      September      September
                                                             30, 2009       30, 2008      30, 2007        30, 2006       30, 2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $ 1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                    0.017          0.038          0.052          0.046          0.023
     Net realized losses on investments                      0.000(A)     (0.000)(A)      0.000(A)           --             --
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.017          0.038          0.052          0.046          0.023
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                    (0.017)        (0.038)        (0.052)        (0.046)        (0.023)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $ 1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000
-----------------------------------------------------------=========================================================================
Total return                                                  1.76%          3.87%          5.32%          4.67%          2.36%
-----------------------------------------------------------=========================================================================
Net assets at end of year (000s)                            $ 454,008      $ 461,494      $ 217,618      $ 415,590      $ 356,378
-----------------------------------------------------------=========================================================================
Ratio of net expenses to average net assets                  0.27%(B)        0.20%          0.20%          0.20%          0.26%
Ratio of net investment income to average net                 1.57%          3.66%          5.20%          4.61%          3.02%
assets

(A)   Amount rounds to less than $0.0005.

(B) Absent money market insurance, the ratio of net expenses to average net assets would have been 0.20%.

MONEY MARKET FUND- CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                            Year ended     Year ended    Year ended      Year ended     Year ended
                                                             September     September      September      September      September
                                                             30, 2009       30, 2008      30, 2007        30, 2006       30, 2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $ 1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                    0.013          0.033          0.046          0.040          0.021
     Net realized gains (losses) on investments              0.000(A)     (0.000)(A)     (0.000)(A)          --             --
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.013          0.033          0.046          0.040          0.021
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                    (0.013)        (0.033)        (0.046)        (0.040)        (0.021)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $ 1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000
-----------------------------------------------------------=========================================================================
Total return                                                  1.32%          3.36%          4.70%          4.05%          2.15%
-----------------------------------------------------------=========================================================================
Net assets at end of year (000s)                            $ 115,107      $ 74,873       $ 62,748        $ 53,894       $ 49,564
-----------------------------------------------------------=========================================================================
Ratio of net expenses to average net assets                  0.89%(B)        0.85%          0.85%          0.85%          0.85%
Ratio of gross expenses to average net assets                 1.12%          0.85%          0.85%          0.85%          0.85%
Ratio of net investment income to average net                 1.16%          3.28%          4.62%          3.99%          2.03%
assets


(A)   Amount rounds to less than $0.0005.

(B) Absent money market insurance, the ratio of net expenses to average net assets would have been 0.85%.

MONEY MARKET FUND- CLASS S
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                            Year ended     Year ended    Year ended      Year ended     Year ended
                                                             September     September      September      September      September
                                                             30, 2009       30, 2008      30, 2007        30, 2006       30, 2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $ 1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                    0.011          0.030          0.043          0.037          0.018
     Net realized losses on investments                      0.000(A)     (0.000)(A)     (0.000)(A)          --             --
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.011          0.030          0.043          0.037          0.018
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                    (0.011)        (0.030)        (0.043)        (0.037)        (0.018)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $ 1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000
-----------------------------------------------------------=========================================================================
Total return                                                  1.05%          3.05%          4.39%          3.74%          1.84%
-----------------------------------------------------------=========================================================================
Net assets at end of year (000s)                            $ 183,328      $ 185,995      $ 151,053      $ 133,735      $ 107,658
-----------------------------------------------------------=========================================================================
Ratio of net expenses to average net assets                  1.17%(B)        1.15%          1.15%          1.15%          1.15%
Ratio of gross expenses to average net assets                 1.45%          1.15%          1.15%          1.15%          1.15%
Ratio of net investment income to average net                 1.07%          2.99%          4.31%          3.70%          1.82%
assets


(A)   Amount rounds to less than $0.0005.

(B) Absent money market insurance, the ratio of net expenses to average net assets would have been 1.12%.

TOUCHSTONE INVESTMENTS*


DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
1.800.638.8194
www.TouchstoneInvestments.com


INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

[LOGO] Touchstone Investments (R)
       303 Broadway, Suite 1100
       Cincinnati, OH 45202-4203





Go paperless, sign up today at:
www.TouchstoneInvestments.com/home


For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407. The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/


Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-2538

                                                                TSF-55-TINT-1001

                           TOUCHSTONE INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 28, 2010
                         AS SUPPLEMENTED MARCH 1, 2010

--------------------------------------------------------------------------------
                                      CLASS A     CLASS C    CLASS Y    CLASS S
--------------------------------------------------------------------------------
Core Bond Fund                         TOBAX       TODCX
--------------------------------------------------------------------------------
High Yield Fund                        THYAX       THYCX      THYYX
--------------------------------------------------------------------------------
Institutional Money Market Fund        TINXX
--------------------------------------------------------------------------------
Money Market Fund                      TMMXX                             TMSXX
--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone Investment Trust (the "Trust") and should be read together with the Funds' Prospectuses dated January 28, 2010. The Funds' audited financial statements are contained in the Trust's Annual Report, which is incorporated into and deemed to be part of this SAI. You may receive a copy of a Fund's Prospectus or the Trust's most recent Annual or Semiannual Report by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling the Trust at 1-800-543-0407, or by visiting our website at www.touchstoneinvestments.com.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                           TOUCHSTONE INVESTMENT TRUST
                            303 BROADWAY, SUITE 1100
                           CINCINNATI, OHIO 45202-4203

                                TABLE OF CONTENTS
                                -----------------
                                                                           PAGE
                                                                           ----

THE TRUST.....................................................................

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS.................................

INVESTMENT LIMITATIONS........................................................

TRUSTEES AND OFFICERS.........................................................

THE INVESTMENT ADVISOR AND SUB-ADVISOR........................................

PORTFOLIO MANAGERS............................................................

PROXY VOTING PROCEDURES.......................................................

THE DISTRIBUTOR...............................................................

DISTRIBUTION PLANS............................................................

SECURITIES TRANSACTIONS.......................................................

CODE OF ETHICS................................................................

PORTFOLIO TURNOVER............................................................

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................

CHOOSING A SHARE CLASS........................................................

OTHER PURCHASE AND REDEMPTION INFORMATION.....................................

TAXES.........................................................................

PRINCIPAL SECURITY HOLDERS....................................................

CUSTODIAN.....................................................................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................

LEGAL COUNSEL.................................................................

TRANSFER AND SUB-ADMINISTRATIVE AGENT.........................................

FINANCIAL STATEMENTS..........................................................

APPENDIX......................................................................

THE TRUST

Touchstone Investment Trust (the "Trust") was organized as a Massachusetts business trust on December 7, 1980. The Trust currently offers four series of shares to investors: the Core Bond Fund, the High Yield Fund, the Institutional Money Market Fund (formerly the "Touchstone Institutional U.S. Government Money Market Fund") and the Money Market Fund. Each series is referred to individually as a "Fund" and collectively as the "Funds." Each Fund has its own investment goal(s) and policies. Each Fund is a diversified open-end management investment company.

Touchstone Advisors, Inc. (the "Advisor") is the investment manager and administrator for each Fund. The Advisor has selected Fort Washington Investment Advisors, Inc. (the "Sub-Advisor"), to manage, on a daily basis, the assets of each Fund. The Advisor has sub-contracted certain administrative and accounting services to JPMorgan Chase Bank, N.A. ("JPMorgan"). Touchstone Securities, Inc. (the "Distributor") is the principal distributor of the Funds' shares. The Sub-Advisor and the Distributor are affiliates of the Advisor.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1, if any. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Pursuant to an Agreement and Plan of Reorganization dated February 4, 2004, the Core Bond Fund acquired all of the assets and liabilities of the Touchstone Intermediate Term U.S. Government Bond Fund and the Touchstone Intermediate Term U.S. Government Bond Fund was liquidated as a series of the Trust on May 24, 2004.


Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent. Class A, Class C and Class Y shares of the High Yield Fund and Class A and Class C shares of the Core Bond Fund each represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares is subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements and (v) each class may have different minimum investment requirements and offer different features and services to shareholders.

Class A and Class S shares of the Money Market Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; (iv) Class S shares may only be purchased through financial institutions and are used as a sweep vehicle; and
(v) each class offers different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

Each Fund's principal strategy and principal risks are described in the Prospectuses. The following supplements the information contained in the Prospectuses concerning each Fund's principal strategy and principal risks. In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the Prospectuses or in this SAI. Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund's investment objectives, policies and strategies. The investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Fund's Board of Trustees, unless designated as a "Fundamental" policy. In addition, any stated percentage limitations are measured at the time of the purchase of a security.

WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE-ANNOUNCED BASIS. The Funds will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. A Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

The Funds may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

The Core Bond Fund may also invest up to 33% of its assets in dollar roll transactions involving when-issued securities. The Money Market Fund and the Institutional Money Market Fund expect that commitments to purchase when-issued securities will not exceed 25% of the value of each Fund's total assets.

STRIPS. Separate Trading of Registered Interest and Principal Securities ("STRIPS") are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, U.S. Government National Mortgage Association ("GNMA") Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

CUBES. In addition to STRIPS, the Core Bond Fund may also purchase separately traded interest and principal component parts of obligations that are transferable through the Federal book entry system, known as Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The Custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The Custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.

GNMA CERTIFICATES. The term "GNMA Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations and insured by either the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. GNMA Certificates are guaranteed by the Government National Mortgage Association and are backed by the full faith and credit of the United States.

      1. The Life of GNMA Certificates. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the GNMA Certificates due to prepayments, refinancing and payments from foreclosures. Thus, the greatest part of principal will usually be paid well before the maturity of the mortgages in the pool. As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the Federal Housing Administration ("FHA") are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, mortgages with high interest rates have experienced accelerated prepayment rates, which would indicate a shorter average life.

      2. Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the Veteran's Affairs guaranteed ("VA-guaranteed") or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to the GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, the GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

The coupon rate by itself, however, does not indicate the yield that will be earned on the GNMA Certificates for the following reasons:

            (a) GNMA Certificates may be issued at a premium or discount, rather than at par.

            (b) After issuance, GNMA Certificates may trade in the secondary market at a premium or discount.

            (c) Interest is earned monthly, rather than semiannually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

            (d) The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

      3. Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FHLMC CERTIFICATES. The term "FHLMC Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation is the leading seller of conventional mortgage securities in the United States. FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank.

Mortgage loans underlying FHLMC Certificates will consist of fixed rate mortgages with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-family or two-to-four family residential properties. Mortgage interest rates may be mixed in a pool. The seller/servicer of each mortgage retains a minimum three-eighths of 1% servicing fee, and the Federal Home Loan Mortgage Corporation keeps any remaining excess of mortgage rate over coupon rate. The coupon rate of a FHLMC Certificate does not by itself indicate the yield that will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

FNMA CERTIFICATES. The term "FNMA Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal National Mortgage Association ("FNMA"). FNMA Certificates are not guaranteed by the United States and do not constitute debts or obligations of the United States.

The FNMA, despite having U.S. Government agency status, is also a private, for-profit corporation organized to provide assistance in the housing mortgage market. The only function of the FNMA is to provide a secondary market for residential mortgages. Mortgage loans underlying FNMA Certificates reflect a considerable diversity and are purchased from a variety of mortgage originators. They are typically collateralized by conventional mortgages (not FHA-insured or VA-guaranteed). FNMA Certificates are highly liquid and usually trade in the secondary market at higher yields than GNMA Certificates. The coupon rate of a FNMA Certificate does not by itself indicate the yield that will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

In September 2008, FNMA was placed into conservatorship overseen by the Federal Housing Finance Agency (FHFA). In addition to placing the company in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA. First, the U.S. Treasury has entered into Senior Preferred Stock Purchase Agreements under which, if the FHFA determines that FNMA's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute up to $100 billion in funds to that company in an amount equal to the difference between such liabilities and assets. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA mortgage-backed securities, which ended in December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA will be successful.

OVERSEAS PRIVATE INVESTMENT CORPORATION CERTIFICATES. The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation ("OPIC"). OPIC is a U.S. Government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 140 emerging markets and developing nations worldwide. OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation. OPIC can lend up to $250 million per project on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. Government.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Core Bond Fund and the High Yield Fund may invest in Collateralized Mortgage Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued for collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.

In 1983, the Federal Home Loan Mortgage Corporation began issuing CMOs. Since FHLMC CMOs are the general obligations of the FHLMC, it will be obligated to use its general funds to make payments thereon if payments generated by the underlying mortgages are insufficient to pay principal and interest in its CMOs. In addition, CMOs are issued by private entities, such as financial institutions, mortgage bankers and subsidiaries of homebuilding companies. The structural features of privately issued CMOs will vary considerably from issue to issue, and the Sub-Advisor will consider such features, together with the character of the underlying mortgage pool and the liquidity and credit rating of the issue.

Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities; the first three classes pay interest at their stated rates beginning with the issue date and the final class is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors into the longer maturity classes receive no principal paydowns.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating-rate CMOs," will be treated as Adjustable Rate Mortgage Securities ("ARMS"). Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Mortgage-related securities such as CMOs may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Sub-Advisor, the Core Bond Fund and the High Yield Fund may not invest more than 15% of total assets in such securities.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

INFLATION-INDEXED BONDS. The Core Bond Fund may invest in inflation-indexed bonds, which are fixed-income securities whose return is periodically adjusted according to the rate of inflation as indicated by the Consumer Price Index ("CPI"). Inflation-indexed bonds may be issued by the U.S. Government, agencies, instrumentalities of the U.S. Government and by corporations. There are two common accrual structures for inflation-indexed bonds. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities are issued with various maturities. The securities issued by the U.S. Treasury, called Treasury Inflation Protected Securities or TIPS, pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

PREFERRED STOCK. The Core Bond Fund and the High Yield Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian or tri-party Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements that are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. As a matter of current operating policy, the Money Market Fund and the Institutional Money Market Fund will not enter into a repurchase agreement not terminable within seven days if, as result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities. This operating policy is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Core Bond Fund and the High Yield Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are considered borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by a Fund.

COVERED DOLLAR ROLLS. The Core Bond Fund may enter into dollar rolls in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date. In a simple dollar roll transaction, the cash proceeds from this sale will be reinvested in high quality, short-term instruments, the maturity of which will coincide with the settlement date of the roll transaction. A strategy may also be used with respect to the dollar roll, where a series of 6-12 consecutive dollar roll transactions (approximately 30 days per transaction) are executed. This allows the Fund to purchase a slightly longer duration security with the cash proceeds from the sale and capitalize on potentially higher available yields. The additional duration from this strategy would be minimal.

The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will set aside permissible liquid assets in a segregated custodial account to secure its obligation for the forward commitment to buy the securities. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. The segregated assets effectively collateralize the Fund's right to receive the securities at the end of the roll period(s), and also serve to minimize the leveraging effect of the transaction.

In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund's investment limitations on borrowings. See "Borrowing and Pledging" and "Investment Limitations."

The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterparty to the transaction could fail to deliver the securities. If the counterparty to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted. Finally, there can be no assurance that Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

EMERGING MARKET SECURITIES. Emerging market countries are generally countries that are not included in the MSCI World Index. As of September 30, 2009, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI World Index can change over time. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries. Each of the High Yield Fund and the Core Bond Fund may invest up to 10% of its total assets at the time of purchase in emerging market securities.

Investments in securities of issuers based in emerging market countries entail all of the risks of investing in foreign issuers to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

TEMPORARY INVESTMENTS. A fund may take temporary defensive positions that are inconsistent with the fund's normal investment strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the advisor. Such positions could include, but are not limited to, investments in
(1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. In addition, a fund may hold uninvested cash on a temporary basis if, in the advisor's discretion, market conditions warrant. A fund's uninvested cash balances may or may not earn interest while maintained at the Fund's custodian. There is no limit on the extent to which the fund may take temporary defensive positions. In taking such positions, the fund may fail to achieve its investment objective.

BORROWING AND PLEDGING. Each Fund except the Institutional Money Market Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted by applicable law. The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. If at any time the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

The Institutional Money Market Fund may borrow money from banks (provided there is 300% asset coverage) for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. The Institutional Money Market Fund will not make any borrowings that would cause its outstanding borrowing to exceed one-third of the value of its total assets. The Institutional Money Market Fund may pledge assets in connection with borrowings but will not pledge more than one third of its total assets. The Institutional Money Market Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. Borrowing magnifies the potential for gain or loss on a Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value ("NAV"). This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described below. In addition, the Core Bond Fund may enter into reverse repurchase agreements and dollar roll transactions that are treated as borrowing by the Fund.

Certain of the Funds have adopted non-fundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing. As a matter of current operating policy, and except for the use of reverse repurchase agreements and dollar rolls, the Core Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. The Core Bond Fund may pledge assets in connection with such borrowings but will not pledge more than 10% of its total assets. The Core Bond Fund will not make any additional purchases of portfolio securities if outstanding borrowings, other than reverse repurchase agreements and dollar rolls, exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

As a matter of current operating policy, the High Yield Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. The High Yield Fund may pledge assets in connection with such borrowings but will not pledge more than 10% of its total assets. The High Yield Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

As a matter of current operating policy, the Money Market Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. The Money Market Fund does not intend to purchase securities for investment during periods when the sum of bank borrowings exceed 5% of its total assets. This operating policy is not fundamental and may be changed by the Board without shareholder approval.

SECURITIES LENDING. In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund. All collateral must equal at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. As a matter of current operating policy, each Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This policy is not fundamental and may be changed by the Board of Trustees without shareholder approval.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Funds' restrictions on illiquid investments (see "Investment Limitations").

The Money Market Fund, Institutional Money Market Fund and the Core Bond Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The Sub-Advisor, subject to the overall supervision of the Board of Trustees, carefully considers these factors when making investments. The Funds do not limit the amount of their assets that can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located. Investments in obligations of foreign banks are subject to the overall limit of 25% of total assets that may be invested in a single industry.

SECURITIES OF OTHER INVESTMENT COMPANIES. Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. The Institutional Money Market Fund will not invest more than 5% of its total assets in securities of any investment company and will not invest more than 10% of its total assets in the securities of other investment companies.

The Advisor has received an exemptive order from the SEC that permits each non-money market fund to invest its uninvested cash or cash collateral in one or more affiliated money market funds. Each non-money market fund may invest up to 25% of its assets in affiliated money market funds, subject to its investment limitations and certain other conditions pursuant to the exemptive order.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master demand notes) consists of short-term unsecured promissory notes issued by U.S. corporations, partnerships, trusts or other entities in order to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of purchase. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Sub-Advisor, subject to the direction of the Board of Trustees, such note is liquid.

VARIABLE RATE DEMAND INSTRUMENTS. The Funds may purchase variable rate demand instruments. Variable rate demand instruments that the Funds will purchase are obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Funds may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon LIBOR or other prevailing interest rates as provided in the respective instruments. A security is priced at a coupon rate that causes its value to approximate par. Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund's quality standards from a Nationally Recognized Statistical Rating Organization ("NRSRO") or unrated variable rate demand instruments determined by the Sub-Advisor to be of comparable quality. If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO. The Sub-Advisor may determine that an unrated variable rate demand instrument meets a Fund's quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet a Fund's quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

As a matter of current operating policy, the Core Bond Fund and the High Yield Fund will not invest more than 15% of their net assets in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities. These operating policies are not fundamental and may be changed by the Board of Trustees without shareholder approval. As a matter of fundamental policy, the Institutional Money Market Fund will not invest more than 10% of its net assets in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities. The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund's investment portfolio.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed income securities. Each Fund may hold variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

RESTRICTED SECURITIES. The Money Market Fund, the High Yield Fund, the Core Bond Fund and the Institutional Money Market Fund may each invest up to 10% of their total assets in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933. The absence of a trading market can make it difficult to ascertain a market value of illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted securities generally can be sold in a privately negotiated transaction, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.

ASSET-BACKED SECURITIES. The Core Bond Fund may invest in certain asset-backed securities such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables.

MUNICIPAL SECURITIES. The Money Market Fund, Institutional Money Market Fund and the Core Bond Fund may invest in taxable and tax-exempt municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

GUARANTEED INVESTMENT CONTRACTS. The Money Market Fund and the Institutional Money Market Fund may make investments in obligations issued by highly rated U.S. insurance companies, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"). A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest that is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

PRIVATE PLACEMENT INVESTMENTS. The Money Market Fund, the High Yield Fund, the Core Bond Fund and the Institutional Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Sub-Advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Securities and Exchange Commission ("SEC") set forth in the adopting release for Rule 144A under the Securities Act of 1933 ("Rule 144A"). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The Trustees have delegated to the Sub-Advisor the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board of Trustees. The Trustees will monitor and periodically review the Sub-Advisor's selection of Rule 144A and Section 4(2) commercial paper as well as any determinations as to its liquidity.

LOAN PARTICIPATIONS. The Core Bond Fund may invest, subject to an overall 33% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund's overall 15% limitation on illiquid securities.

ZERO COUPON BONDS. The Core Bond Fund is permitted to purchase zero coupon securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, federal income tax law requires the Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sale of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

LOWER RATED AND UNRATED SECURITIES. The High Yield Fund and the Core Bond Fund may invest in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including investment-grade securities, junk bonds and unrated securities. Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective NAVs. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities.

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of the security by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the security.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability of holders of such securities to dispose of them.

In considering investments for a Fund, the Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

RATING AGENCIES. The ratings of the Funds' fixed-income investments by the nationally recognized statistical rating organizations appears in the Appendix to this SAI.

INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS. The Trust has adopted certain fundamental investment limitations that may not be changed for a Fund without the affirmative vote of a majority of that Fund's outstanding shares. In addition, the investment goal of the Money Market Fund is fundamental and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy, or
(2) more than 50% of the outstanding shares.

THE FUNDAMENTAL LIMITATIONS FOR THE HIGH YIELD FUND, CORE BOND FUND AND MONEY MARKET FUND ARE:

      1. Borrowing Money. The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

      2. Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

      3. Loans. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, where the loans do not exceed 33 1/3% of a Fund's assets, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

      4. Real Estate. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

      5. Commodities. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

      6. Concentration. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      7. Senior Securities. The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

      8. Diversification. For diversified funds only, the Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FUNDAMENTAL LIMITATIONS FOR THE INSTITUTIONAL MONEY MARKET FUND ARE:

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

      2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Illiquid Investments. The Fund will not hold more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

      5. Real Estate. The Fund will not purchase, hold or deal in real estate.

      6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the U.S. Government obligations in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

      7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, where the loans do not exceed 33 1/3% of a Fund's assets, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.

      8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

      9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of securities in which the Fund may otherwise invest would be considered to be sales of options.

      10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

      11. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or repurchase agreements with respect thereto.

      12. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

      13. Senior Securities. The Fund will not issue or sell any senior security as defined by the 1940 Act except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.


      14. Diversification. The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

      1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

      2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

      3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

      4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

      5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments and derivative transactions, with appropriate earmarking or segregation of assets to cover such obligation.

NONFUNDAMENTAL LIMITATIONS. The Trust, on behalf of each Fund, has adopted the following nonfundamental limitations as a matter of "operating policy." These limitations may be changed by the Board of Trustees without shareholder vote.

THE NONFUNDAMENTAL INVESTMENT LIMITATIONS OF THE HIGH YIELD FUND AND THE CORE BOND FUND ARE:

Each Fund (or the Trust, on behalf of each Fund) will not as a matter of "operating policy" (changeable by the Board of Trustees without a shareholder vote):

      1. HIGH YIELD FUND ONLY. Borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

      2. CORE BOND FUND ONLY. Borrow money, except through reverse repurchase agreements and dollar rolls, and except that the Fund may borrow through means other than reverse repurchase agreements or dollar rolls for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings, excluding dollar rolls and reverse repurchase agreements, exceed 5%;

      3. Pledge, mortgage or hypothecate for any purpose in excess of 10% of a Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, dollar rolls and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      4. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      5. Sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      6. Invest for the purpose of exercising control or management;

      7. Hold more than 15% of a Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid;

      8. Invest more than 10% of a Fund's total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid by the Fund's Board of Trustees);

      9. Purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of a Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

      11. Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

      12. Write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of a Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, a Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

      13. Buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets.

THE FOLLOWING NONFUNDAMENTAL INVESTMENT LIMITATIONS OF THE MONEY MARKET FUND
ARE:

      1. Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities.

      2. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

      3. Short Sales. The Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

THE FOLLOWING 80% NONFUNDAMENTAL INVESTMENT LIMITATIONS ARE:

      1. 80% INVESTMENT POLICY (HIGH YIELD FUND). Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in non-investment grade debt securities.

      2. 80% INVESTMENT POLICY (CORE BOND FUND). Under normal circumstances at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowings for investment purposes) will be invested in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities.

Shareholders will be provided with at least 60 days' prior notice of any change in a Fund's nonfundamental 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The statement of intention in this paragraph reflects a nonfundamental policy that may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
           NAME              POSITION     TERM OF        PRINCIPAL OCCUPATION(S) DURING PAST          NUMBER           OTHER
         ADDRESS               HELD       OFFICE                       5 YEARS                       OF FUNDS      DIRECTORSHIPS
      YEAR OF BIRTH            WITH         AND                                                      OVERSEEN         HELD(4)
                              TRUST       LENGTH                                                      IN THE
                                          OF TIME                                                   TOUCHSTONE
                                         SERVED(2)                                                     FUND
                                                                                                    COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder            Trustee     Until        President and CEO of IFS Financial                 46        Director of
Touchstone Advisors, Inc    and         retirement   Services, Inc. (a holding company).                          LaRosa's (a
303 Broadway                President   at age 75                                                                 restaurant
Cincinnati, OH                          or until                                                                  chain),
Year of Birth: 1955                     she                                                                       Capital
                                        resigns or                                                                Analysts
                                        is removed                                                                Incorporated
                                                                                                                  (an investment
                                        Trustee                                                                   advisor and
                                        since 1999                                                                broker-dealer),
                                                                                                                  IFS Financial
                                                                                                                  Services, Inc.
                                                                                                                  (a holding
                                                                                                                  company), IFS
                                                                                                                  Fund
                                                                                                                  Distributors (a
                                                                                                                  broker-dealer),
                                                                                                                  Integrity and
                                                                                                                  National
                                                                                                                  Integrity Life
                                                                                                                  Insurance Co.,
                                                                                                                  Touchstone
                                                                                                                  Securities (the
                                                                                                                  Trust's
                                                                                                                  distributor),
                                                                                                                  Touchstone
                                                                                                                  Advisors (the
                                                                                                                  Trust's
                                                                                                                  investment
                                                                                                                  advisor and
                                                                                                                  administrator),
                                                                                                                  W&S Brokerage
                                                                                                                  Services (a
                                                                                                                  broker-dealer)
                                                                                                                  and W&S
                                                                                                                  Financial Group
                                                                                                                  Distributors (a
                                                                                                                  distribution
                                                                                                                  company).
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
         NAME             POSITION      TERM OF         PRINCIPAL OCCUPATION(S) DURING PAST          NUMBER             OTHER
       ADDRESS              HELD         OFFICE                       5 YEARS                       OF FUNDS        DIRECTORSHIPS
    YEAR OF BIRTH           WITH          AND                                                       OVERSEEN           HELD(4)
                           TRUST         LENGTH                                                      IN THE
                                        OF TIME                                                    TOUCHSTONE
                                       SERVED(2)                                                      FUND
                                                                                                   COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee      Until         President and Chief Executive Officer of            46        Director of
105 East Fourth Street                retirement    Cox Financial Corp. (a financial services                     Cincinnati Bell
Cincinnati, OH                        at age 75     company).                                                     (a
Year of Birth: 1947                   or until he                                                                 communications
                                      resigns or                                                                  company),
                                      is removed                                                                  Bethesda Inc. (a
                                                                                                                  hospital),
                                      Trustee                                                                     Timken Co. (a
                                      since 1999                                                                  manufacturing
                                                                                                                  company),
                                                                                                                  Diebold (a
                                                                                                                  technology
                                                                                                                  solutions
                                                                                                                  company), and
                                                                                                                  Ohio Business
                                                                                                                  Alliance for
                                                                                                                  Higher Education.
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee      Until         Principal of HJL Enterprises (a privately           46        None
c/o Touchstone                        retirement    held investment company).
Advisors, Inc.                        at age 75
303 Broadway                          or until he
Cincinnati, OH                        resigns or
Year of Birth: 1938                   is removed

                                      Trustee
                                      since 1989
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee      Until         Executive for Duro Bag Manufacturing Co.            46        None
c/o Touchstone                        retirement    (a bag manufacturer) from 2002 -2008.
Advisors, Inc.                        at age 75
303 Broadway                          or until he
Cincinnati, OH                        resigns or
Year of Birth: 1938                   is removed

                                      Trustee
                                      since 2005
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee      Until         CEO, Chairman and Director of Avaton, Inc.          46        None
c/o Touchstone                        retirement    (a wireless entertainment company) until
Advisors, Inc.                        at age 75     2006.  President of Cincinnati Biomedical
303 Broadway                          or until he   (a life science and economic development
Cincinnati, OH                        resigns or    company) from 2003 - 2007. Chairman of
Year of Birth: 1948                   is removed    Integrated Media Technologies (a media
                                                    company)
                                      Trustee
                                      since 2002
------------------------------------------------------------------------------------------------------------------------------------
Susan J. Hickenlooper    Trustee      Until         Trustee of Episcopal                                46        Trustee of
c/o Touchstone                        retirement    Retirement Homes Foundation                                   Cincinnati Parks
Advisors, Inc.                        at age 75                                                                   Foundation (a
303 Broadway                          or until he                                                                 charitable
Cincinnati, OH                        resigns or                                                                  organization).
Year of Birth: 1946                   is removed

                                      Trustee
                                      since 2009
------------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 4 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Strategic Trust, 11 variable annuity series of Touchstone Variable Series Trust, 20 series of Touchstone Funds Group Trust and 2 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

--------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
--------------------------------------------------------------------------------------------------------
            NAME                  POSITION         TERM OF OFFICE          PRINCIPAL OCCUPATION(S)
           ADDRESS                HELD WITH        AND LENGTH OF                   DURING
        YEAR OF BIRTH             TRUST(1)          TIME SERVED                 PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
Jill T. McGruder               President  and   Until  resignation,   See biography above.
Touchstone                     Trustee          removal or
Advisors, Inc.                                  disqualification
303 Broadway
Cincinnati, OH                                  President since
Year of Birth: 1955                             2004; President
                                                from 2000-2002
--------------------------------------------------------------------------------------------------------
Steven M. Graziano             Vice President   Until resignation,    President of Touchstone
Touchstone Advisors, Inc.                       removal or            Advisors, Inc.; Executive Vice
303 Broadway                                    disqualification      President of Pioneer Investment
Cincinnati, OH                                                        Management, Head of Retail
Year of Birth: 1954                             Vice President        Distribution and Strategic
                                                since 2009            Marketing 2007 - 2008; Executive
                                                                      Vice President of Pioneer
                                                                      Investment Management, Chief
                                                                      Marketing Officer 2002 - 2007.
--------------------------------------------------------------------------------------------------------
Brian E. Hirsch                Vice President   Until  resignation,   Senior Vice President and Chief
Touchstone                     and Chief        removal or            Compliance Officer of IFS
Advisors, Inc.                 Compliance       disqualification      Financial Services, Inc. (a
303 Broadway                   Officer                                holding company)
Cincinnati, OH                                  Vice President and
Year of Birth: 1956                             Chief Compliance
                                                Officer since 2003
--------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft           Controller       Until  resignation,   Chief Financial Officer of IFS
Touchstone                     and Treasurer    removal or            Financial Services, Inc. (a
Advisors, Inc.                                  disqualification      holding company)
303 Broadway
Cincinnati, OH                                  Controller since
Year of Birth: 1962                             2000

                                                Treasurer since 2003
--------------------------------------------------------------------------------------------------------
Jay S. Fitton                  Secretary        Until  resignation,   Assistant Vice President and
JPMorgan                                        removal or            Senior Counsel at JPMorgan Chase
303 Broadway                                    disqualification      Bank, N.A
Cincinnati, OH
Year of Birth: 1970                             Secretary since
                                                2006. Assistant
                                                Secretary from 2002
                                                - 2006
--------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUND COMPLEX

The following table reflects the Trustees' beneficial ownership in the Funds and the Touchstone Fund Complex as of December 31, 2009:


------------------------------------------------------------------------------------------
                            Dollar Range of       Dollar Range of      Dollar Range of
                           Securities in Core   Securities in High   Securities in Money
                               Bond Fund            Yield Fund           Market Fund
------------------------------------------------------------------------------------------
Phillip R. Cox            None                  None                 None
H. Jerome Lerner          None                  None                 $10,001 - $50,000
Jill T. McGruder          Over $100,000         $1 - $10,000         None
Donald C. Siekmann        None                  None                 None
Susan J. Hickenlooper     None                  None                 None
John P. Zanotti           $1 - $10,000          $1 - $10,000         $1 - $10,000
------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                            Dollar Range of      Aggregate Dollar
                             Securities in           Range of
                          Institutional Money       Securities
                              Market Fund       in the Touchstone
                                                 Fund Complex(1)
-------------------------------------------------------------------
Phillip R. Cox            None                  None
H. Jerome Lerner          $1 - $10,000          Over $100,000
Jill T. McGruder          None                  Over $100,000
Donald C. Siekmann        None                  Over $100,000
Susan J. Hickenlooper     None                  $50,001 - $100,000
John P. Zanotti           None                  $50,001 - $100,000
-------------------------------------------------------------------


(1) The Touchstone Fund Complex consists of 4 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Strategic Trust, 11 variable annuity series of Touchstone Variable Series Trust, 20 series of Touchstone Funds Group Trust and 2 series of Touchstone Institutional Funds Trust.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2009.


                                                        AGGREGATE COMPENSATION
                               COMPENSATION            FROM THE TOUCHSTONE FUND
NAME                         FROM THE TRUST(1)                COMPLEX(2)
Philip R. Cox                $14,083                      $84,500
H. Jerome Lerner             $12,083                      $72,500
Jill T. McGruder             $0                           $0
Donald C. Siekmann           $13,417                      $80,500
Susan J. Hickenlooper        $2,708                       $16,250
John P. Zanotti              $12,833                      $77,000

(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2009 is $0.


(2) The Touchstone Fund Complex consist of 4 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Strategic Trust, 11 variable annuity series of Touchstone Variable Series Trust, 20 series of Touchstone Funds Group Trust and 2 series of Touchstone Institutional Funds Trust.

Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Siekmann and Lerner are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2009, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox and Zanotti and Ms. Hickenlooper are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. During the fiscal year ended September 30, 2009, the Governance Committee held four meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

THE INVESTMENT ADVISOR AND SUB-ADVISOR

THE INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor") is the Funds' investment manager and administrator. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

INVESTMENT ADVISORY AGREEMENT. Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises the Funds' Sub-Advisor, reviews and evaluates the performance of the Sub-Advisor and determines whether or not the Sub-Advisor should be replaced, subject to the supervision of, and policies established by, the Board of Trustees of the Trust. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to the Sub-Advisor from its advisory fee.

     Money Market Fund                   0.50% of average daily net assets up to $50 million;
                                         0.45% of assets from $50 million to $150 million;
                                         0.40% of assets from $150 million to $250 million;
                                         0.375% of assets over $250 million

      Core Bond Fund                     0.50% of average daily net assets up to $100 million;
                                         0.45% of assets from $100 million to $200 million;
                                         0.40% of assets from $200 million to $300 million;
                                         0.35% of assets over $300 million

     Institutional Money Market Fund     0.20% of average daily net assets

      High Yield Fund                    0.60% of average daily net assets up to $50 million;
                                         0.50% of assets from $50 million to $300 million;
                                         0.45% of assets over $300 million

The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer agent and administrative agent appointed by the Trust with respect to the Funds;
(iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The Advisor pays the compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

EXPENSE LIMITATION AGREEMENT. Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and reimburse expenses in order to limit the annual expenses of the Funds as follows:


--------------------------------------------------------------------------------
Core Bond Fund                                     0.90% for Class A shares
--------------------------------------------------------------------------------
                                                   1.65% for Class C shares
--------------------------------------------------------------------------------
High Yield Fund                                    1.05% for Class A shares
--------------------------------------------------------------------------------
                                                   1.80% for Class C shares
--------------------------------------------------------------------------------
                                                   0.80% for Class Y shares
--------------------------------------------------------------------------------
Institutional Money Market Fund                    0.20%
--------------------------------------------------------------------------------
Money Market Fund                                  0.85% for Class A shares
--------------------------------------------------------------------------------
                                                   0.90% for Class S shares
--------------------------------------------------------------------------------


These fee waivers and expense limitations will remain in effect until at least January 27, 2011. (March 1, 2011 for the Money Market Fund Class S shares).

SPONSOR AGREEMENT. Prior to January 1, 2007, the Advisor and the Trust entered into a Sponsor Agreement on behalf of the High Yield Fund and the Core Bond Fund whereby the Advisor provided certain management support and administrative oversight services to the Funds in exchange for payment of a sponsor fee of 0.20% of each Fund's average daily net assets. The Sponsor Agreement also provided that the Advisor would waive a portion of its fees and/or reimburse Fund expenses in order to limit a Fund's net operating expenses to the amounts stated in the Sponsor Agreement. On January 1, 2007, the Sponsor Agreement was terminated and the Funds are no longer subject to any sponsor fees. The expense limitations contained in the Sponsor Agreement are now provided in the Expense Limitation Agreement.

ADVISORY FEES AND FEE WAIVERS. The advisory fees incurred by the Funds during the fiscal years ended September 30, 2009, 2008 and 2007 are stated below. The footnotes show the amount of contractual fees waived and/or expenses reimbursed by the Advisor.


                                           2009           2008          2007
Core Bond Fund(1)                        $218,233       $293,965      $293,465
High Yield Fund(2)                       $286,059       $513,732      $583,645
Institutional Money Market Fund(3)       $847,170       $682,108      $533,187
Money Market Fund(4)                    $1,364,496      $985,980      $889,780

(1) Pursuant to a Sponsor Agreement and an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $143,135, $204,758 and $241,538 for the fiscal years ended September 30, 2009, 2008 and 2007, respectively, in order to reduce the operating expenses of the Fund.

(2) Pursuant to a Sponsor Agreement and an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $170,966, $208,099 and $270,736 for the fiscal years ended September 30, 2009, 2008 and 2007, respectively, in order to reduce the operating expenses of the Fund.

(3) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $903,998, $755,851 and $549,536 for the fiscal years ended September 30, 2009, 2008 and 2007, respectively, in order to reduce the operating expenses of the Fund.

(4) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $830,485, $698,737 and $613,441 for the fiscal years ended September 30, 2009, 2008 and 2007, respectively, in order to reduce the operating expenses of the Fund.

ADMINISTRATION AGREEMENT. Effective January 1, 2007, the Advisor provides administrative services to the Trust under an Administration Agreement. The Advisor supervises the performance of the service providers, provides performance and compliance reports, supervises the disbursement of expenses and assists with the development of new series. The Administration Agreement provides that the Funds will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Funds Group Trust and Touchstone Investment Trust (except the Institutional Money Market Fund). The Institutional Money Market Fund pays an administrative fee to the Advisor of 0.20% of its average daily net assets up to $100 million and 0.16% on assets in excess of $100 million. The Advisor has sub-contracted certain administrative and accounting services to JPMorgan and pays JPMorgan a sub-administrative fee out of its administrative fee. (See "Transfer and Sub-Administrative Agent" in this SAI).

Set forth below are the administrative service fees paid by the Funds to the Advisor during the stated periods:


ADMINISTRATIVE SERVICE FEES (ADVISOR)      10-01-08 -    10-01-07 -  01-01-07 -
                                            09-30-09      09-30-08    09-30-07
Core Bond Fund                              $87,294       $117,587     $87,583
High Yield Fund                             $96,200       $171,245    $146,745
Institutional Money Market Fund             $717,709      $585,715    $323,461
Money Market Fund                           $641,128      $442,963    $303,872


THE SUB-ADVISOR. The Advisor has retained Fort Washington Investment Advisors, Inc. (the "Sub-Advisor") to serve as the discretionary portfolio manager of each Fund. The Sub-Advisor is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Sub-Advisor because of her positions with affiliates of the Sub-Advisor.

SUB-ADVISORY AGREEMENTS. The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor that is paid monthly at an annual rate.

The Advisor paid to the Sub-Advisor the following amounts for each Fund during the fiscal years ended September 30, 2009, 2008 and 2007:


                                            2009          2008         2007
Core Bond Fund                            $130,874      $176,307     $176,060
High Yield Fund                           $190,036      $336,620     $389,094
Institutional Money Market Fund           $211,766      $170,499     $133,284
Money Market Fund                         $389,977      $301,997     $270,857

The services provided by the Sub-Advisor are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

Each sub-advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each sub-advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its Sub-Advisor.

PORTFOLIO MANAGERS

The following charts list the Funds' portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and their beneficial ownership in their managed Fund(s) at the end of the September 30, 2009 fiscal year. Listed below the charts is (i) a description of the portfolio managers' compensation structure as of September 30, 2009, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. As of September 30, 2009, no portfolio manager managed an account where the advisory fee is based on the performance of the account.

HIGH YIELD FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.


                                              OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        TYPE OF ACCOUNT           NUMBER         TOTAL ASSETS          BENEFICIAL
MANAGER                                                    OF             IN ACCOUNTS           OWNERSHIP IN
                                                           ACCOUNTS                             FUND
--------------------------------------------------------------------------------------------------------------------
Brendan White           Registered Investment                    2           $86.5 million           $10,001 -
                        Companies                                                                     $50,000
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment                  2           $131.2 million
                        Vehicles
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                          11            $2.2 billion
--------------------------------------------------------------------------------------------------------------------


COMPENSATION STRUCTURE. Mr. White receives a fixed base salary and a performance bonus. Mr. White's bonus is based on the overall performance of the Sub-Advisor. Mr. White is granted long-term deferred compensation that is vested and is tied to the pre-tax performance of his portfolio measured against the performance of the Merrill Lynch High Yield Master Index. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the Sub-Advisor's President and approved by its Board of Directors.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts.


CORE BOND FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.


                                              OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        TYPE OF ACCOUNT           NUMBER         TOTAL ASSETS          BENEFICIAL
MANAGER                                                    OF             IN ACCOUNTS           OWNERSHIP IN
                                                           ACCOUNTS                             FUND
--------------------------------------------------------------------------------------------------------------------
Timothy                 Registered Investment                    1           $37.9 million         $1 - $10,000
Policinski              Companies
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment                  2           $304.3 million
                        Vehicles
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                          39            $1.1 billion
--------------------------------------------------------------------------------------------------------------------
Daniel Carter           Registered Investment                    1           $37.9 million         $1 - $10,000
                        Companies
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment                  2           $304.3 million
                        Vehicles
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                          39            $1.1 billion
--------------------------------------------------------------------------------------------------------------------


COMPENSATION STRUCTURE. Mr. Policinski and Mr. Carter receive a fixed base salary and performance bonuses. Mr. Policinski's bonus is based on the overall performance of the Sub-Advisor. Mr. Carter's bonus is based on the one and three-year pre-tax performance of his managed asset category as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index. Each portfolio manager is granted long-term deferred compensation that is vested and is tied to the pre-tax performance of his portfolio measured against the performance of the Barclays Capital U.S. Aggregate Bond Index. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the Sub-Advisor's President and approved by its Board of Directors.

CONFLICTS OF INTEREST. See High Yield Fund above.

MONEY MARKET FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.


                                              OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                TYPE OF ACCOUNT           NUMBER         TOTAL ASSETS          BENEFICIAL
                                                           OF             IN ACCOUNTS           OWNERSHIP IN
                                                           ACCOUNTS                             FUND
--------------------------------------------------------------------------------------------------------------------
John Goetz              Registered Investment                    6           $994.3 million             $0
                        Companies
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment                  0                 $0
                        Vehicles
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                          14            $759 million
--------------------------------------------------------------------------------------------------------------------
Jay Devine              Registered Investment                    5           $932.1 million        $1 - $10,000
                        Companies
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment                  0                 $0
                        Vehicles
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                          10           $750.6 million
--------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.


                                              OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        TYPE OF ACCOUNT           NUMBER         TOTAL ASSETS          BENEFICIAL
MANAGER                                                    OF             IN ACCOUNTS           OWNERSHIP IN
                                                           ACCOUNTS                             FUND
--------------------------------------------------------------------------------------------------------------------
John Goetz              Registered Investment                    6           $838.9 million             $0
                        Companies
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment                  0                 $0
                        Vehicles
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                          14            $759 million
--------------------------------------------------------------------------------------------------------------------
Jay Devine              Registered Investment                    5           $776.7 million             $0
                        Companies
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment                  0                 $0
                        Vehicles
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                          10           $750.6 million
--------------------------------------------------------------------------------------------------------------------


COMPENSATION STRUCTURE. Mr. Goetz and Mr. Devine receive a fixed base salary and performance bonuses. Mr. Goetz's bonus is based on the overall performance of the Sub-Advisor. Mr. Devine's bonus is based on the one and three-year pre-tax performance of his managed asset category as compared to the performance of the iMoneyNet category for the applicable Fund(s). Each portfolio manager is granted long-term deferred compensation that is vested and is tied to the pre-tax performance of his portfolio measured against the appropriate iMoneyNet and Lipper category. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the Sub-Advisor's President and approved by its Board of Directors.

CONFLICTS OF INTEREST. See High Yield Fund above.

PROXY VOTING PROCEDURES

The Funds have adopted the Sub-Advisor's policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ended June 30 is available on August 31st of that year without charge, upon request, by writing to the Trust at P.O. Box 5354, Cincinnati, OH 45201-5354 or by calling 1-800-543-0407. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com.

The Sub-Advisor's policy is to vote proxies in the best interests of the Funds at all times. The Sub-Advisor has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Funds in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where the Sub-Advisor perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. The Sub-Advisor generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, the Sub-Advisor's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

The Sub-Advisor may delegate its responsibilities under its proxy voting procedures to a third party, provided that the Sub-Advisor retains final authority and fiduciary responsibility for proxy voting. The Sub-Advisor has retained RiskMetrics to assist it in the proxy voting process and will use RiskMetrics' proxy voting guidelines as a resource in its proxy voting.

The Sub-Advisor will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of the Funds. If the Sub-Advisor determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of its clients (excluding any clients that may have a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

      o If the proposal is specifically addressed in the proxy voting procedures, the Sub-Advisor may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on the Sub-Advisor's part;

      o The Sub-Advisor may engage an independent third party to determine how the proxy should be voted;

      o The Sub-Advisor may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

THE DISTRIBUTOR

Touchstone Securities, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement ("Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is the principal underwriter of the Funds and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor receives that portion of the sales charge that is not reallowed to dealers who sell shares of a Fund. The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

For the fiscal year ended September 30, 2009 the aggregate commissions on sales of the Core Bond Fund's shares were $32,726 of which the Distributor paid $9,739 to unaffiliated broker-dealers in the selling network, earned $17,156 as a broker-dealer in the selling network and retained $5,831 in underwriting commissions. For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the High Yield Fund's shares were $260,735, of which the Distributor paid $201,958 to unaffiliated broker-dealers in the selling network, earned $14,052 as a broker-dealer in the selling network and retained $44,725 in underwriting commissions.


For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Core Bond Fund's shares were $28,355 of which the Distributor paid $2,615 to unaffiliated broker-dealers in the selling network, earned $20,963 as a broker-dealer in the selling network and retained $4,777 in underwriting commissions. For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the High Yield Fund's shares were $24,967 of which the Distributor paid $6,691 to unaffiliated broker-dealers in the selling network, earned $14,010 as a broker-dealer in the selling network and retained $4,266 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Core Bond Fund's shares were $27,384 of which the Distributor paid $4,835 to unaffiliated broker-dealers in the selling network, earned $17,987 as a broker-dealer in the selling network and retained $4,562 in underwriting commissions. For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the High Yield Fund's shares were $81,650 of which the Distributor paid $28,291 to unaffiliated broker-dealers in the selling network, earned $38,841 as a broker-dealer in the selling network and retained $14,519 in underwriting commissions.


The Distributor retains the contingent deferred sales charge on redemptions of shares of the Core Bond Fund and High Yield Fund that are subject to a contingent deferred sales charge. For the fiscal years ended September 30, 2009, 2008 and 2007, the Distributor retained $648, $1,222 and $213, respectively, of contingent deferred sales charges on the redemption of Class C shares of the Core Bond Fund. For the fiscal years ended September 30, 2009, 2008 and 2007, the Distributor retained $7,854, $27,117 and $43,708, respectively, of contingent deferred sales charges on the redemption of Class C shares of the High Yield Fund.


Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers or affiliates of the Distributor in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in a Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS

CLASS A SHARES. The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, SAIs and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .35% of the average daily net assets of the Class A shares of the Money Market Fund, Core Bond Fund and the High Yield Fund. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .10% of the average daily net assets of the Institutional Money
Market Fund. The Class A shares of the Money Market Fund, Core Bond Fund and the High Yield Fund currently intend to limit the amount of distribution expenses to ..25% per annum of the average daily net assets of such shares. The Institutional Money Market Fund currently does not intend to charge any distribution fees. Unreimbursed expenses will not be carried over from year to year.

For the fiscal year ended September 30, 2009, the Funds incurred the following distribution-related expenditures under the Class A Plan. All distribution expenses incurred under the Class A Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.


High Yield Fund - $89,995         Money Market Fund - $274,249
Core Bond Fund - $97,605


CLASS C SHARES (CORE BOND FUND AND HIGH YIELD FUND). The Core Bond Fund and High Yield Fund have also adopted a plan of distribution (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of its Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of Class C shares.

Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.


During the fiscal year ended September 30, 2009, Class C shares of the High Yield Fund and Core Bond Fund incurred distribution-related expenses of $72,149 and $46,046, respectively. All distribution expenses incurred under the Class C Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.


CLASS S SHARES (MONEY MARKET FUND). The Money Market Fund has adopted a plan of distribution (the "Class S Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to its Class S shares. The Class S Plan provides for two categories of payments. First, the Class S Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Fund's Class S shares, which may be paid to other dealers based on the average value of Class S shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of the daily net assets of the Class S shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class S shares, costs of advertising and promotion and any other expenses related to the distribution of Class S shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class S shares owned by their clients, in addition to the .25% account maintenance fee described above. The Fund currently intends to limit the amount of distribution expenses to .35% per annum of the average daily net assets of Class S shares.


During the fiscal year ended September 30, 2009, Class S shares of the Money Market Fund incurred distribution-related expenditures of $1,264,234. All distribution expenses incurred under the Class S Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.


GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers where such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of the Independent Trustees will be at the discretion of the existing Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisor and are subject to review by the Advisor and the Trust's Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.


Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions were paid by the Funds during the last three fiscal years, except the Core Bond Fund paid $0, $375 and $82 in brokerage commissions during the fiscal years ended September 30, 2009, 2008 and 2007, respectively.

The Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds or the Sub-Advisor, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over- the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers. The High Yield Fund and the Core Bond Fund may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.

In certain instances, there may be securities that are suitable for a Fund as well as for the Sub-Advisor's other clients. Investments decisions for a Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better execution for the Fund.

Based on the portfolio holdings of each of the Funds on September 30, 2009, the Funds acquired securities of the Trust's regular broker-dealers as follows:


----------------------------------------------------------------------------------------------------------------------
FUND                                             BROKER-DEALER                      SECURITY        MARKET
                                                                                                    VALUE AS OF
                                                                                                    9-30-09
----------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                 Morgan Stanley                     Repurchase      $10,084,000
                                                                                    Agreement
----------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                 JPMorgan                           Bond            $ 2,431,194
----------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                 Goldman Sachs                      Bond            $ 1,892,424
----------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                 Wachovia                           Bond            $ 2,116,876
----------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                 Credit Suisse                      Bond            $ 5,940,863
----------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                 Wells Fargo                        Bond            $11,263,769
----------------------------------------------------------------------------------------------------------------------
Money Market Fund                                Bank of New York                   Bond            $   552,084
----------------------------------------------------------------------------------------------------------------------
Money Market Fund                                Goldman Sachs                      Bond            $ 1,643,421
----------------------------------------------------------------------------------------------------------------------
Money Market Fund                                Wachovia                           Bond            $ 2,004,331
----------------------------------------------------------------------------------------------------------------------
Money Market Fund                                Credit Suisse                      Bond            $ 4,384,968
----------------------------------------------------------------------------------------------------------------------
Money Market Fund                                Wells Fargo & Co.                  Bond            $ 5,204,034
----------------------------------------------------------------------------------------------------------------------
Money Market Fund                                Merrill Lynch                      Bond            $    99,566
----------------------------------------------------------------------------------------------------------------------
Money Market Fund                                Bank of America                    Bond            $ 1,020,075
----------------------------------------------------------------------------------------------------------------------
Money Market Fund                                Morgan Stanley                     Repurchase      $45,403,000
                                                                                    Agreement
----------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                   Morgan Stanley                     Bond            $   249,006
----------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                   Citigroup                          Bond            $   255,832
----------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                   Bank of America                    Bond            $   305,983
----------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                   Goldman Sachs                      Bond            $   274,468
----------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                   JPMorgan                           Bond            $   382,209
----------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                   Credit Suisse                      Mortgage-       $ 1,630,526
                                                                                    Backed
                                                                                    Security
----------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                   Morgan Stanley                     Mortgage-       $   636,044
                                                                                    Backed
                                                                                    Security
----------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                   JPMorgan                           Mortgage-       $   337,499
                                                                                    Backed
                                                                                    Security
----------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                   Wachovia                           Mortgage-       $   390,440
                                                                                    Backed
                                                                                    Security
----------------------------------------------------------------------------------------------------------------------

CODE OF ETHICS

The Trust, the Advisor, the Sub-Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts and may permit personnel to invest in securities that may be purchased by a Fund. The Code of Ethics adopted by each of the Trust, the Advisor, the Sub-Advisor and the Distributor is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER

The Sub-Advisor intends to hold the portfolio securities of the Institutional Money Market Fund and Money Market Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

The High Yield Fund does not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Sub-Advisor's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Sub-Advisor, a favorable yield spread exists between specific issues or different market sectors. The Core Bond Fund may engage in active trading to achieve its investment goals. As a result, the Core Bond Fund may have substantial portfolio turnover. The portfolio turnover rate for the Core Bond Fund for the fiscal year ended September 30, 2009 increased substantially from the previous fiscal year due to the current economic climate with regards to the bond market.

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.touchstoneinvestments.com.

Employees of the Advisor and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE


The share price, (also called "NAV") and the public offering price (NAV plus the applicable sales charge) of the Funds' shares are normally determined as of 4:00 p.m. eastern time, each day the Trust is open for business. The Trust is open when either the bond market or the New York Stock Exchange is open for trading (bond market closing information is provided by the Securities Industry and Financial Markets Association at www.sifma.org) The Money Market Funds may also be closed on any day Federal Reserve Banks and Branches are closed. The Trust may also be open for business on other days when there is sufficient trading in a Fund's portfolio securities that its NAV might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Pricing of Fund Shares" in the Prospectuses.


MONEY MARKET FUNDS. Pursuant to Rule 2a-7 of the 1940 Act, the Institutional Money Market Fund and Money Market Fund each value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV of the Institutional Money Market Fund or Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Institutional Money Market Fund and Money Market Fund.

Pursuant to Rule 2a-7, the Institutional Money Market Fund and Money Market Fund each maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Fund will dispose of the security as soon as possible. The maturity of U.S. Government obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Institutional Money Market Fund and Money Market Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include a review by the Board of Trustees to determine whether a Fund's NAV calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations. The Board has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Institutional Money Market Fund or Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

CORE BOND FUND AND HIGH YIELD FUND. Portfolio securities held by the Core Bond Fund or High Yield Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

CHOOSING A SHARE CLASS

CORE BOND FUND AND HIGH YIELD FUND


The Core Bond Fund offers two classes of shares: Class A and Class C shares. The High Yield Fund offers three classes of shares: Class A, Class C and Class Y shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges, distribution expenses and minimum initial investment amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:


The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment. As an alternative, Class C shares are sold without an initial sales charge so more of the purchase price is immediately invested in a Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because a Fund's future returns cannot be predicted, there can be no assurance that this would be the case. If you purchased your Class Y shares through an asset allocation program offered by your financial advisor, you must pay your financial advisor an annual fee and meet the financial advisor's minimum investment requirements in order to participate in the asset allocation program offered by your financial advisor.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. The Distributor works with many financial advisors throughout the country that may provide assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. The Distributor believes that these value-added services can benefit you through market cycles.

Set forth below is a chart comparing the sales charges, 12b-1 fees and conversion features for each class of shares of the Core Bond Fund and High Yield Fund:


CLASS      SALES CHARGE                                12B-1 FEE       CONVERSION FEATURE
-----------------------------------------------------------------------------------------
A          Maximum 4.75% initial sales charge             0.35%          None
           reduced for purchases of $50,000 and over;
           purchases of $1 million or more sold
           without an initial sales charge may
           be subject to a 1.00% CDSC if redeemed
           during the 1st year and a commission was
           paid to an unaffiliated dealer

C          1.00% CDSC during 1st year                     1.00%          None

Y          None                                           None           None
-----------------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A or Class Y shares because there is no front-end sales charge and the annual expenses are lower.

CLASS A SHARES. Class A shares of the Core Bond Fund and the High Yield Fund are sold at NAV plus an initial sales charge as shown in the table below. In some cases, the initial sales charges for purchases of Class A shares may be waived or reduced, as described in the Prospectus. Class A shares are also subject to an annual 12b-1 distribution fee of up to 0.35% of a Fund's average daily net assets allocable to Class A shares, but the current 12b-1 fees are limited to 0.25% of average daily net assets.

                                                     Percentage                Which                  Dealer
                                                     of Offering            Equals this            Reallowance
                                                   Price Deducted           Percentage            as Percentage
                                                     for Sales              of Your Net            of Offering
Amount of Investment                                    Charge              Investment                Price
--------------------                                    ------              ----------                -----
Less than $50,000                                        4.75%                 4.99%                  4.00%
$50,000 but less than $100,000                           4.50%                 4.71%                  3.75%
$100,000 but less than $250,000                          3.50%                 3.63%                  2.75%
$250,000 but less than $500,000                          2.95%                 3.04%                  2.25%
$500,000 but less than $1,000,000                        2.25%                 2.30%                  1.75%
$1,000,000 or more                                       None                  None

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                     Dealer Fee
--------------------                                     -----------
$1 million but less than $3 million                         1.00%
$3 million but less than $5 million                         0.75%
$5 million but less than $25 million                        0.50%
$25 million or more                                         0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a CDSC of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A Shares" below.

CLASS C SHARES. Class C shares of the Core Bond Fund and the High Yield Fund are sold at NAV, without an initial sales charge, and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution.

Class A shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares for Class Y shares of the same fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone, or through "processing organizations" (e.g., mutual fund supermarkets) that purchase shares for their customers. No sales charges or other charges will apply to any such exchange, which will be processed as a liquidation and a purchase. For federal income tax purposes, asset transfers between share classes of the same fund are not expected to result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you should consult with your tax advisor before entering into a share class exchange.

ADDITIONAL INFORMATION ON THE CDSC. The CDSC is waived under the following circumstances:

o     Any partial or complete redemption (as defined in the Internal Revenue
      Code) following death or disability of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the CDSC, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawals are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your account value (computed on an annualized basis) at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by the Distributor directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under IRC Section 401(a)(9)), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o     Redemptions that are mandatory withdrawals from an IRA account after age
      70 1/2.

CDSC for Certain Redemptions of Class A Shares. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.


EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares in your account are aggregated.


MONEY MARKET FUND

The Money Market Fund offers two classes of shares: Class A and Class S shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular distribution fee structure as compensation for their services. Class A shares are subject to lower ongoing expenses than Class S shares over the term of the investment. Class S shares are only sold through financial advisors and are used as a sweep vehicle to manage excess cash held in accounts. When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. Class A shares are subject to an annual 12b-1 distribution fee of up to 0.35% of the Fund's average daily net assets allocable to Class A shares, but the current 12b-1 fees are limited to up to 0.25% of average daily net assets. Class S shares are subject to an annual 12b-1 distribution fee of up to 0.35% of the Fund's average daily net assets allocable to Class S shares.

OTHER PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members, as defined below) of The Western and Southern Financial Group or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

Accounts in the Funds that opened prior to November 20, 2006 are not subject to the minimum initial investment increases that became effective November 20, 2006.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.), who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Touchstone Fund Group Trust (formerly Constellation Funds) as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

CLASS Y SHARES "GRANDFATHER" CLAUSE. New purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment objectives and is otherwise acceptable to the Advisor. Before purchasing shares by tendering payment in kind, an investor is urged to consult with his, her or its tax advisor regarding the tax consequences of the transaction.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund during any 90-day period for any one shareholder. If payment is made in securities, the redeeming shareholder will generally incur costs upon converting such securities to cash including brokerage costs and federal income tax on the amount by which the fair market value of the securities converted into cash exceeds the basis of the Fund shares redeemed. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

UNCASHED DISTRIBUTION CHECKS. If you have chosen to receive your distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and any future distributions will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution checks.

FUND SHARES PURCHASED BY CHECK. We may delay paying your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The summary applies only to beneficial owners of any of the Funds' shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of any of the Funds' shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding any of the Funds' shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Each shareholder is urged and advised to consult such shareholder's own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

Qualification as a RIC under the Code requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships"; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto ("net tax-exempt interest").

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution. A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of September 30, 2009, the Funds had the following capital loss carryforwards:

--------------------------------------------------------------------------------
FUND                                        AMOUNT            EXPIRES 9/30
--------------------------------------------------------------------------------
  CORE BOND FUND                            $468,577          2013
--------------------------------------------------------------------------------
                                            $155,811          2014
--------------------------------------------------------------------------------
                                            $1,056,164        2015
--------------------------------------------------------------------------------
  INSTITUTIONAL MONEY MARKET FUND           $40,193           2016
--------------------------------------------------------------------------------
  MONEY MARKET FUND                         $1,975            2016
--------------------------------------------------------------------------------
  HIGH YIELD FUND                           $7,476,631        2017
--------------------------------------------------------------------------------


Each of the Funds has elected to defer until their respective subsequent tax year capital losses incurred after October 31, 2009 ("Post-October Losses"). These capital loss carryforwards and Post-October Losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Capital losses may be carried forward for eight years, after which any undeducted capital loss remaining is lost as a deduction. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

A Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, then they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

The Funds do not intend to write (sell) or purchase options or futures contracts or enter into forward currency contracts. If a Fund engages in these transactions in the future, such transactions involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions. The puts acquired on some of the Funds' investments to insure a market for such securities may invoke these rules.

A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.

Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Although the Funds do not anticipate investing in securities that would reasonably be expected to generate "qualified dividend income," if a Fund makes this type of investment the following rules could apply. Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2011. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

A shareholder is also subject to the wash sale rules described above upon a sale or redemption of shares in a Fund if within 30 days before or after the sale or redemption such shareholder purchases other shares in the Fund (through reinvestment of dividends or otherwise). Any loss disallowed under the wash sale rules will be allocated to the shareholder's basis in the newly purchased shares.

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Distributions from net investment income and net realized capital gains may be subject to state taxes. Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each shareholder is urged and advised to consult such shareholder's own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

PRINCIPAL SECURITY HOLDERS


As of January 8, 2010, the following shareholders owned of record or beneficially over 5% of the outstanding shares of a Fund (or class).

-----------------------------------------------------------------------------------------------------------------
                    FUND                                       SHAREHOLDER                          % OWNED
-----------------------------------------------------------------------------------------------------------------
Core Bond Fund Class A                         Fifth Third Bank Trustee                              41.81%
                                               FBO Various Fascorp Record Kept Plans
                                               8515 East Orchard 2T2
                                               Centennial, CO 80111
-----------------------------------------------------------------------------------------------------------------
Core Bond Fund Class C                         Merrill Lynch, Pierce, Fenner & Smith Inc.            25.70%
                                               For the Sole Benefit of its Customers
                                               4800 Deer Lake Drive East 2nd Floor
                                               Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------------------
High Yield Fund Class A                        Fifth Third Bank Trustee                               8.07%
                                               Western & Southern 401k Savings Plan
                                               8515 East Orchard 2T2
                                               Centennial, CO 80111
-----------------------------------------------------------------------------------------------------------------
High Yield Fund Class A                        Charles Schwab, Co. Inc.                               8.02%
                                               4500 Cherry Creek
                                               Denver, CO 80209
-----------------------------------------------------------------------------------------------------------------
High Yield Fund Class A                        Merrill Lynch, Pierce, Fenner & Smith Inc.             9.94%
                                               For the Sole Benefit of its Customers
                                               4800 Deer Lake Drive East 2nd Floor
                                               Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------------------
High Yield Fund Class C                        Merrill Lynch, Pierce, Fenner & Smith Inc.            25.62%
                                               For the Sole Benefit of its Customers
                                               4800 Deer Lake Drive East 2nd Floor
                                               Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------------------
High Yield Fund Class Y                        Charles Schwab, Co. Inc.                              70.77%
                                               101 Montgomery St
                                               San Francisco, CA 94104
-----------------------------------------------------------------------------------------------------------------
                                               LPL Financial Services                                 14.35%
                                               PO Box 509046
                                               San Diego, CA 92150
-----------------------------------------------------------------------------------------------------------------
Money Market Fund Class S                      Pershing LLC                                          99.69%
                                               1 Pershing Plaza
                                               Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------------------------
Money Market Fund Class A                      Fifth Third Bank Trustee                              30.76%
                                               FBO Various Fascorp Record Kept Plans
                                               8515 East Orchard 2T2
                                               Centennial, CO 80111
-----------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                Western Southern Financial Group*                      8.94%
                                               400 Broadway
                                               Cincinnati, OH 45202
-----------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                Pershing LLC                                           6.77%
                                               1 Pershing Plaza
                                               Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                Western & Southern Separate A General*                 11.51%
                                               400 Broadway
                                               Cincinnati, OH 45202
-----------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                Miami University                                       9.81%
                                               107 Roudebush Hall
                                               Oxford, OH 45056
-----------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                Touchstone Institutional Funds Trust*                  6.28%
                                               Sands Capital Inst.
                                               303 Broadway, Suite 1100
                                               Cincinnati, OH 45202
-----------------------------------------------------------------------------------------------------------------


*     Indicates that shares are held beneficially.

** May be deemed to control a class or Fund because it owned beneficially more than 25% of the outstanding shares as of January 8, 2010. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.

As of January 8, 2010, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund.


CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202 has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2009. Ernst & Young LLP will perform an annual audit of the Trust's financial statements and advise the Trust as to certain accounting matters.


LEGAL COUNSEL

Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

TRANSFER AGENT. The Trust's transfer agent, JPMorgan, 303 Broadway, Suite 900, Cincinnati, Ohio 45202, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out-of-pocket expenses.

The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

SUB-ADMINISTRATIVE AGENT. Effective January 1, 2007, the Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to JPMorgan. The sub-administrative services sub-contracted to JPMorgan include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees. The Advisor pays JPMorgan a sub-administrative fee out of its administration fee. Set forth below are the sub-administration fees paid by the Advisor to JPMorgan during the stated periods:

SUB-ADMINISTRATION FEES              10-01-08 -     10-01-07 -     01-01-07 -
                                      09-30-09       09-30-08       09-30-07
Core Bond Fund                        $37,249        $46,944         $35,136
High Yield Fund                       $41,392        $68,302         $58,897
Institutional Money Market Fund       $91,004        $75,139         $68,288
Money Market Fund                     $247,099       $176,869       $122,059


Prior to January 1, 2007, the Funds paid JPMorgan an accounting service fee based on the asset size of the Funds, plus out-of-pocket expenses and the costs of outside pricing services. Set forth below are the accounting service fees paid by the Funds to JPMorgan during the stated periods:

                                     10-01-06 -
ACCOUNTING SERVICE FEES               12-31-06
Core Bond Fund                         $9,375
High Yield Fund                       $11,250
Institutional Money Market Fund       $12,500
Money Market Fund                      $10,875

Prior to January 1, 2007, the Funds paid JPMorgan an administrative service fee based on the asset size of the Funds. Set forth below are the administrative service fees paid by the Funds to JPMorgan during the stated periods:

                                         10-01-06 -
ADMINISTRATIVE SERVICE FEES (JPMORGAN)    12-31-06
Core Bond Fund                             $8,213
High Yield Fund                           $13,221
Institutional Money Market Fund           $16,795
Money Market Fund                          $24,459

COMPLIANCE SERVICE FEES. JPMorgan provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement entered into on October 5, 2004. For providing compliance services to the Trust, the Funds pay a one-time compliance program development and implementation fee plus an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement. Set forth below are the compliance fees and expenses paid by the Funds during the stated periods:


                                     10-01-08 -      10-01-07 -      10-01-06 -
COMPLIANCE SERVICE FEES               09-30-09        09-30-08        09-30-07
Core Bond Fund                         $1,197          $1,198           $420
High Yield Fund                        $1,595          $1,596           $588
Institutional Money Market Fund        $4,038          $2,164          $3,162
Money Market Fund                      $1,993           $1,996         $1,208


FINANCIAL STATEMENTS


The Funds' annual financial statements for the fiscal year ended September 30, 2009, including the Report of Ernst & Young LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated in this SAI by reference. The Trust's annual financial statements were audited by Ernst & Young LLP. The Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by writing to Touchstone Investment Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354. You may also obtain the Annual or Semi-Annual Reports, as well as other information about the Touchstone Investment Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P"), Fitch Ratings, Inc. ("Fitch") and Dominion Bond Rating Service Ratings ("DBRS") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R)(,) Fitch and DBRS(R) are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Advisor and/or Sub-Advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Advisor and/or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                            Short-Term Credit Ratings

Moody's
-------

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P
---

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch
-----

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature. "F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

"F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

"B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions. "C" - Securities possess high short-term default risk. This designation indicates that default is a real possibility.

"RD" (Restricted default) - This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

"D" (Default) - This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

      o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

DBRS
----

The DBRS(R) short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity.

R-1 (high)+
Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle)+
Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1
(high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low)+
Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.


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

R-2 (high)+
Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle)+
Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low)+
Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer's liquidity profile.

R-3+
Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4+
Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5+
Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D+
A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.


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

+ R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited

                            Long-Term Credit Ratings

Moody's
-------

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk. "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P
---

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;


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

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


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

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch
-----

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.


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

"BBB" - Securities considered to be good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

"BB" - Securities considered to be speculative. "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

"B" - Securities considered to be highly speculative. "B" ratings indicate that material credit risk is present.

"CCC" - Securities have substantial credit risk. "CCC" ratings indicate that substantial credit risk is present.

"CC" - Securities have very high levels of credit risk. "CC" ratings indicate very high levels of credit risk.

"C" - Securities have exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate or public finance obligation ratings in the categories below "B."

Specific limitations relevant to the corporate obligation rating scale include:

      o The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

      o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default and relative recovery should a default occur.

DBRS
----

The DBRS(R) long-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.


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

AAA
Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA
Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A
Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB
Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB
Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B
Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC CC C
Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.


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

D
A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

                Notes to Short-Term and Long-Term Credit Ratings

Moody's
-------

Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P
---

Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

      o     "Positive" means that a rating may be raised.

      o     "Negative" means that a rating may be lowered.


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

      o     "Stable" means that a rating is not likely to change.

      o     "Developing" means a rating may be raised or lowered.

Fitch
-----

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ("CCC", "CC" and "C") the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months - such as a lengthy regulatory approval process - would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period - for example a proposed, but politically controversial, privatization.

                             Municipal Note Ratings

Moody's
-------

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:


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

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features. "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P
---

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


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

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch
-----

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.




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